AS FILED WITH THE SEC ON ___________________.          REGISTRATION NO. 2-89780
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 26

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                             (800) 437-4016, EXT. 46
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                   ----------

Variable Appreciable Life Insurance Contracts--The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for fiscal year 1996 was filed on February 28, 1997.

It is proposed that this filing will become effective (check appropriate space):

     / /  immediately upon filing pursuant to paragraph (b) of Rule 485

     /x/  on May 1, 1997 pursuant to paragraph (b) of Rule 485
             -----------
               (date)

     / /  60 days after filing pursuant to paragraph (a) of Rule 485

     / /  on _____________________ pursuant to paragraph (a) of Rule 485
                   (date)

================================================================================

                              CROSS REFERENCE SHEET
                           (AS REQUIRED BY FORM N-B-2)

N-B-2 ITEM NUMBER            LOCATION
-----------------            --------

       1.                    Cover Page

       2.                    Cover Page

       3.                    Not Applicable

       4.                    Sale of the Contracts and Sales Commissions

       5.                    Pruco Life of New Jersey Variable Appreciable
                             Account

       6.                    Pruco Life of New Jersey Variable Appreciable
                             Account

       7.                    Not Applicable

       8.                    Not Applicable

       9.                    Litigation

      10. Brief Description of the Contract; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Transfers; How a Contract's Cash Surrender Value Will Vary; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid; Contract Loans; Lapse and Reinstatement; Options on Lapse; Right to Exchange a Contract for a Fixed-Benefit Insurance Policy; Contracts Issued in Connection With Tax-Qualified Pension Plans; The Fixed-Rate Option; Voting Rights; Substitution of Series Fund Shares; Increases in Face Amount; Decreases in Face Amount

      11. Brief Description of the Contract; Pruco Life of New Jersey Variable Appreciable Account

      12. Cover Page; Brief Description of the Contract; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

      13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Premiums; Allocation of Premiums; Charges and Expenses; Reduction of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

      14. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

      15.                    Brief Description of the Contract; Premiums;
                             Allocation of Premiums; Transfers; The Fixed Rate Option

      16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

      17. Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid

      18. Pruco Life of New Jersey Variable Appreciable Account; How a Contract's Cash Surrender Value Will Vary

      19.                    Reports to Contract Owners

      20.                    Not Applicable

N-B-2 ITEM NUMBER            LOCATION
-----------------            --------

      21.                    Contract Loans

      22.                    Not Applicable

      23.                    Not Applicable

      24.                    Other General Contract Provisions; The Prudential
                             Series Fund, Inc.

      25.                    Pruco Life Insurance Company of New Jersey

      26. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses

      27. Pruco Life Insurance Company of New Jersey; The Prudential Series Fund, Inc.

      28.                    Pruco Life Insurance Company of New Jersey;
                             Directors and Officers

      29.                    Pruco Life Insurance Company of New Jersey

      30.                    Not Applicable

      31.                    Not Applicable

      32.                    Not Applicable

      33.                    Not Applicable

      34.                    Not Applicable

      35.                    Pruco Life Insurance Company of New Jersey

      36.                    Not Applicable

      37.                    Not Applicable

      38.                    Sale of the Contract and Sales Commissions

      39.                    Sale of the Contract and Sales Commissions

      40.                    Not Applicable

      41.                    Sale of the Contract and Sales Commissions

      42.                    Not Applicable

      43.                    Not Applicable

      44. Brief Description of the Contract; The Prudential Series Fund, Inc.; How a Contract's Cash Surrender Value Will Vary; How a Contract's Death Benefit Will Vary

      45.                    Not Applicable

      46. Brief Description of the Contract; Pruco Life of New Jersey Variable Appreciable Account; The Prudential Series Fund, Inc.

      47.                    Pruco Life of New Jersey Variable Appreciable
                             Account

      48.                    Not Applicable

      49.                    Not Applicable

      50.                    Not Applicable

      51.                    Not Applicable

      52.                    Substitution of Series Fund Shares

N-B-2 ITEM NUMBER            LOCATION
-----------------            --------

      53.                    Tax Treatment of Contract Benefits

      54.                    Not Applicable

      55.                    Not Applicable

      56.                    Not Applicable

      57.                    Not Applicable

      58.                    Not Applicable

      59. Financial Statements; Financial Statements of Pruco Life of New Jersey Variable Appreciable Account; Financial Statements of Pruco Life Insurance Company of New Jersey

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

MAY 1, 1997

PRUCO LIFE INSURANCE COMPANY
OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT

VARIABLE
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

This prospectus describes certain variable life insurance contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). Pruco Life of New Jersey calls these contracts its VARIABLE APPRECIABLE LIFE(R) Insurance Contracts* (the "Contract"). As of May 1, 1992, these Contracts are no longer available for sale. These Contracts provide whole-life insurance protection. That is, they provide lifetime insurance coverage, as long as scheduled premiums are paid or charges are provided for by favorable investment experience. They also generally provide a cash surrender value for the owner if the Contract is terminated during the insured's lifetime. A purchaser may choose one form of this Contract which provides a death benefit that remains fixed in the amount initially selected (unless it is increased by Pruco Life of New Jersey to ensure that the Contract maintains its status as life insurance under the Internal Revenue Code) or a second form which provides a death benefit that varies daily with the investment performance of the subaccounts of the Pruco Life of New Jersey Variable Appreciable Account (the "Account") to which the owner allocates the invested portion of the premiums. Even under the second form of Contract, however, investment performance cannot cause the death benefit to be less than a guaranteed minimum amount (the face amount specified in the Contract). The cash surrender value of a Contract generally increases with the payment of each premium, and it also varies daily with investment performance. The cash surrender value also decreases to reflect the imposition of charges. There is no guaranteed minimum cash surrender value.

A portion of a Contract's premiums and the earnings on those premiums will be held in one or more of the following ways. They can be invested in one or more of the thirteen current subaccounts of the Account. They can be allocated to a FIXED-RATE OPTION. Or, they can be invested in the Pruco Life of New Jersey Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT") which is described in a prospectus that is attached to this one. If one or more of the subaccounts is chosen, the assets of each subaccount will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund and its statement of additional information describe the investment objectives of and the risks of investing in the thirteen portfolios of the Series Fund currently available to Contract owners: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Other subaccounts and portfolios may be added in the future. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at rates periodically declared by Pruco Life of New Jersey in its sole discretion but never less than 4%. This prospectus generally describes only the portion of the contract involving the Pruco Life of New Jersey Variable Appreciable Account.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, A NEW POLICY SUPPLEMENTING THE EXISTING POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. AND A CURRENT PROSPECTUS FOR THE PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 Washington Street
                          Newark, New Jersey 07102-2992
                       Telephone: (800) 437-4016, Ext. 46

*APPRECIABLE LIFE is a registered mark of Prudential.
VAL-2 Ed 5-97
Catalog #64696FY

                               PROSPECTUS CONTENTS

                                                                                                                 PAGE
                                                                                                                 ----
BRIEF DESCRIPTION OF THE CONTRACT ..............................................................................   1

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, PRUCO LIFE OF
   NEW JERSEY VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT ...   4
   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY ..................................................................   4
   PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT .......................................................   4
   THE PRUDENTIAL SERIES FUND, INC. ............................................................................   4
   PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT ............................................   5
   WHICH INVESTMENT OPTION SHOULD BE SELECTED ..................................................................   5

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS ...........................................................   6
   REQUIREMENTS FOR ISSUANCE OF A CONTRACT .....................................................................   6
   SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK" ................................................................   6
   CONTRACT FORMS ..............................................................................................   6
   PREMIUMS ....................................................................................................   7
   CONTRACT DATE ...............................................................................................   9
   ALLOCATION OF PREMIUMS ......................................................................................   9
   TRANSFERS ...................................................................................................  10
   CHARGES AND EXPENSES ........................................................................................  11
   REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS ............................................  15
   HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY .............................................................  15
   HOW A CONTRACT'S DEATH BENEFIT WILL VARY ....................................................................  16
   WHEN A CONTRACT BECOMES PAID-UP .............................................................................  17
   FLEXIBILITY AS TO PAYMENT OF PREMIUMS .......................................................................  17
   SURRENDER OF A CONTRACT .....................................................................................  18
   WITHDRAWAL OF EXCESS CASH SURRENDER VALUE ...................................................................  18
   INCREASES IN FACE AMOUNT ....................................................................................  19
   DECREASES IN FACE AMOUNT ....................................................................................  20
   LAPSE AND REINSTATEMENT .....................................................................................  20
   WHEN PROCEEDS ARE PAID ......................................................................................  21
   LIVING NEEDS BENEFIT ........................................................................................  21
   ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS ............................  22
   CONTRACT LOANS ..............................................................................................  24
   REPORTS TO CONTRACT OWNERS ..................................................................................  25
   OPTIONS ON LAPSE ............................................................................................  25
   RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY ...........................................  26
   SALE OF THE CONTRACT AND SALES COMMISSIONS ..................................................................  26
   TAX TREATMENT OF CONTRACT BENEFITS ..........................................................................  26
   WITHHOLDING .................................................................................................  28
   CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PENSION PLANS .............................................  28
   THE FIXED-RATE OPTION .......................................................................................  28
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS .........................................  29
   OTHER GENERAL CONTRACT PROVISIONS ...........................................................................  29
   RIDERS ......................................................................................................  30
   VOTING RIGHTS ...............................................................................................  30
   SUBSTITUTION OF SERIES FUND SHARES ..........................................................................  31
   STATE REGULATION ............................................................................................  31
   EXPERTS .....................................................................................................  31
   LITIGATION ..................................................................................................  31
   ADDITIONAL INFORMATION ......................................................................................  31
   FINANCIAL STATEMENTS ........................................................................................  32

DIRECTORS AND OFFICERS .........................................................................................  33



                                                                                                                 PAGE
                                                                                                                 ----

FINANCIAL STATEMENTS OF PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT ..................................  A1

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY .............................................  B1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

                        BRIEF DESCRIPTION OF THE CONTRACT

The Variable APPRECIABLE LIFE Insurance Contracts (the "Contract") described in this prospectus are in many respects similar to conventional "fixed-benefit" whole-life insurance. Like conventional whole-life insurance, the Contracts provide a guaranteed death benefit for the insured's lifetime if scheduled premiums are paid; due to the pooling of mortality risks, this death benefit is many times the scheduled annual premium. The Contracts also have similarities to what have become generally known as "universal life" insurance policies. Like universal life insurance policies, the Contracts permit an owner considerable flexibility in paying premiums and adjusting the face amount of insurance. To a significant extent the Contracts provide features and choices for the Contract owner that differ from those provided by either of those types of life insurance policies. As of May 1, 1992, these Contracts are no longer available for sale.

The Contracts are first and foremost life insurance. They provide insurance protection for the entire lifetime of the insured. But the Contracts also have significant and useful investment features. The Contract owner decides in which investment option[s] the amounts held under the Contract--derived from the payment of premiums and the earnings thereon--will be invested, and the cash surrender value of the Contract will increase with favorable investment experience and decrease with unfavorable investment experience. The cash surrender value of a Contract also reflects the imposition of the various Contract charges. The Contract owner will be able, from time to time, to reallocate and transfer amounts invested under the Contract among the various subaccounts, the fixed-rate option, and the Real Property Account.

The owner may choose either of two Contract Forms. Under Contract Form A, the death benefit remains fixed in amount (unless the Contract becomes paid-up or, under a newer version of the Contract that first began to be sold in most jurisdictions in September of 1986, unless the death benefit is increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance) and only the cash surrender value will vary with investment experience. Under Contract Form B, both the death benefit and the cash surrender value will vary with investment experience, but the death benefit will never be less than the face amount regardless of investment experience. There is no minimum cash surrender value under either form of the Contract. (Throughout this prospectus, unless we specifically state otherwise, all descriptions of and references to the "Contract" apply to both old and new Form A and Form B Contracts.)

There is a special feature applicable to Contracts issued on insureds who are 14 years of age or less. Under such Contracts, the face amount increases to 150% of the initial face amount on the first Contract anniversary after the insured reaches the age of 21, provided the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. In addition, in those states where it is approved, a Contract owner may have the right under certain conditions to increase or decrease the face amount of insurance. In the case of an increase in face amount, one of the conditions is the provision of evidence of insurability satisfactory to Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). See INCREASES IN FACE AMOUNT, page 19 and DECREASES IN FACE AMOUNT, page 20.

One significant feature of the Contract is the flexibility it provides the Contract owner with respect to the payment of premiums. Each Contract has a scheduled premium payable annually, semi-annually, quarterly or monthly. But the Contract owner is generally permitted, within very broad limits, to pay greater than scheduled premiums and the net portion of such payments will promptly be invested in the manner previously selected by the owner. Cash surrender values will generally be increased whenever premiums are paid; and unless earlier unfavorable investment experience must first be offset, the amount payable upon death under Contract Form B will also generally be increased by the payment of premiums. Subsequent values under the Contract will increase or decrease with subsequent investment experience to reflect the amounts invested under the Contract.

As long as scheduled premiums are paid on or before the due dates (or within a 61-day grace period after the scheduled due date) and missed premiums are made up later with interest, the Contract will not lapse, even if investment experience is unfavorable. Thus, the payment of scheduled premiums guarantees insurance protection at least equal to the face amount of the Contract.

However, the failure to pay a minimum scheduled premium will not necessarily result in lapse of the Contract. If the net investment experience of the selected subaccounts has been greater than the 4% assumed net rate of return used by Pruco Life of New Jersey's actuaries in designing this Contract, with a consequent increase in the amount invested under the Contract, and the Contract owner then fails to pay premiums when due, Pruco Life of New Jersey will use the "excess" amount to pay the charges due under the Contract and thus keep the Contract in force. See LAPSE AND REINSTATEMENT, page 20. In this case, so long as the excess amount is sufficient, the Contract will not lapse despite the owner's failure to pay scheduled premiums.

The amount of the scheduled premium, for a specific face amount of insurance, depends upon the insured's sex, age at issue, and risk classification. The scheduled premium cannot be increased until the Contract anniversary after the insured's 65th birthday or, if later, 10 years from the date the Contract is issued. A new, higher scheduled premium, called the "second premium amount," is payable after this period. The second premium amount will be stated in each Contract. It is calculated on the assumptions that only scheduled premiums have been paid, and they have been paid when due, that maximum mortality charges (covering the cost of insurance for the period in question) and expense charges have been deducted, and that the net investment return upon the amount invested under the Contract has been equal to the 4% assumed net rate of return. If the amount invested under the Contract is higher than would be the case if the above conservative assumptions are borne out by experience, which currently appears to be a reasonable expectation, premiums after the insured's 65th birthday (or at 10 years after the issue date, if later) will be lower than the second premium amount stated in the Contract (and may or may not be higher than the initial scheduled premium).

In some cases the payment of greater than scheduled premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life of New Jersey may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September of 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract fund divided by the net single premium for the insured's attained age at such time. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. The term "Contract fund" refers generally to the amount invested under the Contract and is defined under CHARGES AND EXPENSES on page 11. The term "net single premium," the factor which determines how much the death benefit will increase for a given increase in the Contract fund, is defined and illustrated under item 2 of HOW A CONTRACT'S DEATH BENEFIT WILL VARY ON PAGE 16. Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of 2 years' scheduled premiums or the average of all premiums paid over the last 5 years will generally be allowed.

There are circumstances, such as the payment of premiums substantially in excess of scheduled premiums, under which the Contract may become a Modified Endowment Contract under federal tax law. If it does, loans and other pre-death distributions are includible in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. Prospective purchasers and Contract owners are advised to consult a qualified tax advisor before taking steps that may affect whether the Contract becomes a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

The owner of a Contract chooses the investment subaccount[s] of Pruco Life of New Jersey's Variable Appreciable Account (the "Account") in which the assets related to the Contract will be held. At present there are thirteen subaccounts. Each is currently invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund to which The Prudential Insurance Company of America ("Prudential") acts as investment advisor. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 4.

The Contract owner may also choose to invest part of his or her net premiums in the Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account"), which, through a partnership, invests primarily in income-producing real property. If a Contract owner elects to invest a portion of his or her net premiums in the Real Property Account, the assets will be maintained in a subaccount of the Real Property Account related to the Contract that provides the mechanism and maintains the records whereby the various Contract charges are made. The investment objectives of the Real Property Account and the partnership are described briefly under PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 5.

Because the assets that relate to the Contract are invested in these ways, the Contract offers an opportunity for the cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. But the owner must accept the risk that if investment performance of the chosen option[s] is unfavorable the cash surrender value may not appreciate as rapidly and, indeed, may decrease in value. Contract owners who prefer at any time to accept a periodically declared fixed rate of return and avoid this risk may choose a fixed-rate option. See THE FIXED-RATE OPTION, page 28.

Pruco Life of New Jersey deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life of New Jersey makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and sales and administrative expenses, are fully described under CHARGES AND EXPENSES on page 11. In brief, and subject to that fuller description, the following charges may be made: (1) $2 is deducted from each premium payment to cover premium collection and processing costs; (2) a sales charge is deducted from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 processing charge has been deducted (on a non-guaranteed basis, this charge is waived for premiums paid after total premiums paid under the Contract exceed 5 years of scheduled premiums on an annual basis); in addition, if the Contract lapses or is surrendered during the first 10 years, a deferred sales charge is assessed; the maximum deferred sales charge is 25% of the first year's scheduled premium and 5% of the scheduled premiums for the next 4 Contract years; beginning in the eighth month of year 6 this charge is reduced monthly until it disappears after year 10; (3) a premium tax charge (equal to 2.5% of the premium remaining after the $2 processing charge has been deducted) is deducted from each premium payment; (4) each month, the Contract fund is reduced by an administrative charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount of insurance; (5) each month, the Contract fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of face amount of insurance; (6) each month, a charge for anticipated mortality is deducted, with the maximum charge based on the 1980 Commissioners Standard Ordinary Mortality Table ("1980 CSO Table"); (7) a daily charge equivalent to an annual rate of 0.6% is deducted from the assets of the subaccounts for mortality and expense risks; (8) if a Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount, and it begins to decline monthly after the fifth Contract year, so that it disappears on the tenth Contract anniversary; (9) an administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn will be made in connection with each withdrawal of excess cash surrender value; (10) if the Contract includes riders, a monthly deduction from the Contract fund will be made for charges applicable to those riders; a deduction will also be made if the rating class of the insured results in an extra charge; and (11) certain fees and expenses are deducted from the assets of the Series Fund and Real Property Account. Because of these charges, and in particular because of the significant charges deducted upon early surrender or lapse, prospective purchasers should purchase a Contract only if they intend and have the financial capability to keep it in force for a substantial period.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 6.

This Summary is intended to provide only a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and in the Contract document. That document, together with the application attached to it, constitutes the entire agreement between the owner and Pruco Life of New Jersey and should be retained.

                      GENERAL INFORMATION ABOUT PRUCO LIFE
                     INSURANCE COMPANY OF NEW JERSEY, PRUCO
                    LIFE OF NEW JERSEY VARIABLE APPRECIABLE
                      ACCOUNT, AND THE VARIABLE INVESTMENT
                      OPTIONS AVAILABLE UNDER THE CONTRACT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which in turn is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. As of December 31, 1996, it has invested $127 million in Pruco Life of New Jersey through its subsidiary Pruco Life Insurance Company in connection with Pruco Life of New Jersey's organization and operation. Prudential intends from time to time to make additional capital contributions to Pruco Life of New Jersey as needed to enable it to meet its reserve requirements and expenses in connection with its business. However, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life of New Jersey's financial statements begin on page B1 and should be considered only as bearing upon Pruco Life of New Jersey's ability to meet its obligations under the Contracts.

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

The Pruco Life of New Jersey Variable Appreciable Account (the "Account") was established on January 13, 1984 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey. Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Before making any such transfer, Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life of New Jersey. There are currently thirteen subaccounts within the Account, each of which invests only in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company which sold its shares only to separate accounts of Pruco Life of New Jersey and Pruco Life Insurance Company, was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life of New Jersey to provide benefits under the Contracts and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corporation ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.

As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CHARGES AND EXPENSES, page 11.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life of New Jersey that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL ESTATE INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

WHICH INVESTMENT OPTION SHOULD BE SELECTED

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Contract owners have a large number of options as to how the amounts credited to their Contracts will be invested. Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, or Natural Resources Portfolios may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves somewhat different investment risks, policies, and programs.

Some Contract owners may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios, while others, who desire even greater safety of principal, may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Contract owners not interested in common stocks but willing to take risks and seeking the possibility of a high total return may prefer the High Yield Bond Portfolio, recognizing that with higher yielding, lower quality bonds the risks are greater. Some Contract owners may wish to divide their funds among two or more of the portfolios. Some may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing one of the Balanced Portfolios. The Real Property Account permits a Contract owner to diversify his or her investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

Each Contract owner must make his or her own choice that takes into account how willing he or she is to accept investment risks, the manner in which his or her other assets are invested, and his or her own predictions about what investment results are likely to be in the future. Prudential recommends against frequent transfers among the several options as experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, these Contracts are no longer available for sale. Generally, the minimum initial guaranteed death benefit that can be applied for is $60,000, however higher minimums apply to insureds over the age of 75. Insureds 14 years of age or less may apply for a minimum initial guaranteed death benefit of $40,000. The Contract may generally be issued on insureds below the age of 81. Before issuing any Contract, Pruco Life of New Jersey requires evidence of insurability which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may be issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which is individually underwritten. These are the current underwriting requirements. The Company reserves the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life of New Jersey mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FORMS

A purchaser may select either of two forms of the Contract. The scheduled premium for the Contract will be the same for a given insured, regardless of which Contract Form is chosen. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the subaccount[s] selected by the owner, unless the Contract becomes paid-up or, under a revised version of the Contract, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. Favorable investment results on the assets related to the Contract and greater than scheduled premiums will generally result in increases in the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 15.

Contract Form B also has an initial face amount of insurance but favorable investment performance and greater than scheduled premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 15 and HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See WHEN A CONTRACT BECOMES PAID-UP, page 17 and HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item 6 under CHARGES AND EXPENSES, page 11. The automatic increase in the face amount of insurance may affect future premium payments if the Contract owner wants to avoid the Contract being classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. A Contract owner should consult his or her own tax advisor and Pruco Life of New Jersey representative before making unscheduled premium payments.

Purchasers should select the Contract Form that best meets their needs and objectives. All whole-life insurance provides both protection for beneficiaries in the event of early death and the opportunity to accumulate savings for possible use in later years--for such things as college tuition or supplementary retirement income--when the need for insurance protection may be reduced. Pruco Life of New Jersey's Variable APPRECIABLE LIFE Contract provides more flexible investment opportunities than do more conventional life insurance policies because it permits the owner to decide how the assets held under the Contract will be invested, because it permits considerable flexibility in determining the amount and timing of premium payments, because it permits adjustment of the face amount of insurance (subject, in the case of an increase, to evidence of insurability), and because favorable investment returns result in an increase in Contract values. Purchasers who prefer to have favorable investment results and greater than scheduled premiums emerge partly in the form of an increased death benefit should choose Contract Form B. Purchasers who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values should choose Contract Form A. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 15.

In choosing a Contract Form, purchasers should also consider whether they intend to use the withdrawal feature. Purchasers of Form A Contracts should note that a withdrawal may result in a portion of the surrender charge being deducted from the Contract fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not restricted if they purchase a minimum size Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 18.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms that may influence a purchaser's selection. Thus, Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September of 1986 in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract fund divided by the net single premium. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 16. Thus instead of becoming paid-up, the Contract's death benefit will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of at least scheduled premiums will be allowed.

PREMIUMS

Scheduled premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If paid more often than annually, the aggregate annual premium will be higher to compensate Pruco Life of New Jersey both for the additional processing costs (see item 1 under CHARGES AND EXPENSES, page 11) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. Contract owners who pay premiums other than on a monthly basis will be notified, about 3 weeks before each due date, that a premium is due. Contract owners who pay premiums monthly will receive each year a book with twelve coupons that will serve as a reminder. With Pruco Life of New Jersey's consent, an owner may change the frequency of premium payments.

A Contract owner may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic

Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See item 4 under CHARGES AND EXPENSES, page 11. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract date (the date the Contract is issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the "premium change date"). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only scheduled premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. Indeed, under the original versions of these Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. Pruco Life of New Jersey reserves the right not to accept any further premium payments on a paid-up Contract. Contract owners will be told what the amount of the second premium will be.

Pruco Life of New Jersey designed the Contracts to include a premium change date, with scheduled premiums potentially increasing after that date to a second premium amount, in order to provide Contract owners with both the flexibility to pay lower initial scheduled premiums and a guarantee of lifetime insurance coverage if all scheduled premiums are paid. The tables on pages T1 through T4 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

--------------------------------------------------------------------------------
                        $60,000 FACE AMOUNT            $100,000 FACE AMOUNT
                  -------------------------------------------------------------
                   PREFERRED      STANDARD        PREFERRED      STANDARD
-------------------------------------------------------------------------------
    MALE, AGE 35   $  554.80      $ 669.40        $  902.00      $1,093.00
      AT ISSUE
-------------------------------------------------------------------------------
   FEMALE, AGE 45  $  698.80      $ 787.60        $1,142.00      $1,290.00
      AT ISSUE
-------------------------------------------------------------------------------
    MALE, AGE 55   $1,556.20      $1,832.20       $2,571.00      $3,031.00
      AT ISSUE
-------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

--------------------------------------------------------------------------------
                     $60,000 FACE AMOUNT              $100,000 FACE AMOUNT
                   -------------------------------------------------------------
                     MONTHLY     ANNUAL               MONTHLY       ANNUAL
--------------------------------------------------------------------------------
    MALE, AGE 35     $ 50.00    $ 554.80              $ 80.00      $ 902.00
      AT ISSUE
--------------------------------------------------------------------------------
   FEMALE, AGE 45    $ 62.60    $ 698.80              $ 101.00     $1,142.00
      AT ISSUE
--------------------------------------------------------------------------------
    MALE, AGE 55     $136.40    $1,556.20             $224.00      $2,571.00
      AT ISSUE
--------------------------------------------------------------------------------

If a Contract owner wishes, he or she may select a higher contemplated premium than the scheduled premium. Pruco Life of New Jersey will bill the owner for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original versions of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only scheduled premiums are paid.

The payment of premiums substantially in excess of scheduled premiums may cause the Contract to be classified as a Modified Endowment Contract for federal tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of any medical examination. In most cases no medical examination will be necessary. If the first premium is not paid with the application, the Contract date will ordinarily be 2 or 3 days after the application is approved by Pruco Life of New Jersey so that it will coincide with or be shortly prior to the date on which the first premium is paid. However, Pruco Life of New Jersey will under certain circumstances permit a Contract to be back-dated but only to a date not earlier than six months prior to the date of the application. It may be advantageous for a Contract owner to have an earlier Contract date if that will result in the use by Pruco Life of New Jersey of a lower attained age in determining the amount of the scheduled premium. Pruco Life of New Jersey will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract date, all scheduled premiums been received on their due dates, and all Contract charges been made. See CHARGES AND EXPENSES, page 11.

ALLOCATION OF PREMIUMS

On the Contract date, a $2 processing charge is deducted from the initial premium and up to 7.5% of the amount remaining is deducted to cover certain charges (described in detail below), and the first monthly deductions are made (also described below). The remainder of the initial scheduled premium will be allocated among the subaccounts, the fixed-rate option or the Real Property Account on the Contract date according to the desired allocation specified in the application form. The invested portion of any part of the first premium in excess of the scheduled initial premium, as well as the invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt at a Home Office, but not earlier than the Contract date. Thus, to the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. The $2 per payment charge and up to 7.5% deduction also apply to all subsequent premium payments; the remainder will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation previously designated by the Contract owner. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. Provided the Contract is not in default, the Contract owner may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning that Home Office, provided the Contract owner is enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed-rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33_% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Additionally, a feature called Dollar Cost Averaging ("DCA") is available to Contract owners. Under this feature, premiums may be allocated to the portion of the Money Market subaccount used for this feature (the "DCA account"), and designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if $5,000 is designated, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life of New Jersey's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

Currently, the amount initially designated to DCA must be at least $2,000. This minimum is subject to change at Pruco Life of New Jersey's discretion. After DCA has been established and as long as the DCA account has a positive balance, Contract owners may allocate or transfer amounts to the DCA account, subject to the limitations on premium payments and transfers generally. In addition, if premiums are paid on an annual or semi-annual basis, and the Contract owner has already established DCA, the premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date (i.e. the Contract Date and the same date in each subsequent month), provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of that month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If the Contract has outstanding premium allocation to the DCA account, but the DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

TRANSFERS

Provided the Contract is not in default or is in force as variable reduced paid-up insurance (see OPTIONS ON LAPSE, page 25), the owner may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with our consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the entire amount of the Contract fund (described in detail below) may be transferred to the fixed-rate option at any time during the first 2 Contract years. A Contract owner who wishes to convert his or her variable Contract to a fixed-benefit Contract in this manner must request a complete transfer of funds to the fixed-rate option and should also change his or her allocation instructions regarding any future premiums.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. The Contract owner may transfer amounts by proper written notice to a Home Office or by telephone, provided the Contract owner is enrolled to use the Telephone Transfer System. A Contract owner will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers may not be available on policies that are assigned, see ASSIGNMENT, page 29, depending on the terms of the assignment. Pruco Life of New Jersey has adopted procedures designed to ensure that requests by telephone are genuine. Pruco Life of New Jersey will not be held liable for following telephone instructions that it reasonably believes to be genuine. Pruco Life of New Jersey cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers from the fixed-rate option to other investment options are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. These limits are subject to change in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

Pruco Life may, on a non-discriminatory basis, permit the owner of an APPRECIABLE LIFE insurance policy issued by Pruco Life of New Jersey (this fixed-benefit policy is briefly described under RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY on page 26) to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract with the same Contract date, scheduled premiums, and Contract fund. No charge will be made for the exchange. There is no new "free look" right when an APPRECIABLE LIFE contract owner elects to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract.

Although Pruco Life of New Jersey does not give tax advice, Pruco Life of New Jersey does believe, based on its understanding of federal income tax laws as currently interpreted, that the original date exchange of an APPRECIABLE LIFE contract for a Variable APPRECIABLE LIFE Contract should be considered to be a tax-free exchange under the Internal Revenue Code of 1986, as amended. It should be noted, however, that the exchange of an APPRECIABLE LIFE contract for a Variable APPRECIABLE LIFE Contract may impact the status of the Contract as a Modified

Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. A contract owner should consult with his or her tax advisor and Pruco Life of New Jersey representative before making an exchange.

CHARGES AND EXPENSES

The amount relating to the Contract held in the Account is determined by the amount of premium payments, charges deducted from premiums before they are placed in the Account, deductions made from the Account, including any deductions made for a Contract loan (see CONTRACT LOANS, page 24), and the investment results of the selected subaccount[s]. The total amount invested under the Contract (the "Contract fund") consists of the amount related to the Contract held in the Account, any amount allocated to the fixed-rate option, any amount invested in the Real Property Account, and the principal amount of any Contract loan and interest credited thereon.

All of the charges made by Pruco Life of New Jersey, whether deducted from premiums or from the Contract fund, are set forth below.

1. A charge of $2 is deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, Contract owners who pay premiums annually will incur lower aggregate processing charges than those who pay premiums more frequently. During 1996, 1995 and 1994, Pruco Life of New Jersey received a total of approximately $949,000, $1,010,000 and $1,077,000, respectively, in processing charges.

2. There is a charge to compensate Pruco Life of New Jersey for the cost of selling the Contract. This cost includes sales commissions, advertising, and the printing of the prospectuses and sales literature. This charge is called the "sales load." The maximum sales load that will be charged will be 30% of the first year's scheduled premium, 10% of the scheduled premium for the second, third, fourth, and fifth years and 5% of each additional premium, whether scheduled or unscheduled. Part of this sales load will be deducted from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 processing charge has been deducted. The remainder of the sales load will be deducted only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. The deferred sales charge will not be deducted at all, however, for Contracts that lapse or are surrendered on or after the Contract's tenth anniversary and it will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of year 6 and the tenth anniversary. No deferred sales charge is applicable to the death benefit, no matter when that may become payable.

     For Contracts under which premiums are payable annually, the maximum deferred sales charge (equal to 25% of the scheduled premium for the first Contract year and 5% of the scheduled premium for the next 4 Contract years) will be made under Contracts that lapse or are surrendered during the fifth Contract year and the first 7 months of the sixth Contract year. Thereafter the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the tenth Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's tenth anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

     ------------------------------------------------------------------------------------------------------------
                   FOR CONTRACTS             THE DEFERRED SALES CHARGE WILL      WHICH IS EQUAL TO THE FOLLOWING
                SURRENDERED DURING            BE THE FOLLOWING PERCENTAGE          PERCENTAGE OF THE SCHEDULED
                                            OF ONE SCHEDULED ANNUAL PREMIUM     PREMIUMS DUE TO DATE OF SURRENDER
     ------------------------------------------------------------------------------------------------------------
     Entire Year 1                                        25%                                25.00%
     Entire Year 2                                        30%                                15.00%
     Entire Year 3                                        35%                                11.67%
     Entire Year 4                                        40%                                10.00%
     Entire Year 5                                        45%                                 9.00%
     First 7 Months of Year 6                             45%                                 7.50%
     First Month of Year 7                                40%                                 5.71%
     First Month of Year 8                                30%                                 3.75%
     First Month of Year 9                                20%                                 2.22%
     First Month of Year 10                               10%                                 1.00%
     First Month of Year 11
        and Thereafter                                     0%                                 0.00%
     ------------------------------------------------------------------------------------------------------------


     For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's scheduled premiums due on or before the date of surrender or lapse and 5% of the scheduled premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total scheduled premiums for the first 5 Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the scheduled premiums is higher. See PREMIUMS, page 7. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, contract size, and Contract date will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

     For purposes of determining the deferred sales charge, the scheduled premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the scheduled premiums, the charge is based upon the scheduled premiums. If a Contract is surrendered when less than the aggregate amount of the scheduled premiums due on or before the date of surrender has been paid, the deferred sales charge percentages (25%for the first year and 5% for years 2 through 5) will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender. During 1996, 1995 and 1994, Pruco Life of New Jersey received a total of approximately $63,000, $143,000 and $271,000, respectively, in sales load charges.

     Pruco Life of New Jersey has determined to waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid after total premiums paid under the Contract exceed 5 years of scheduled premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the Account, fixed-rate option or the Real Property Account, according to the owner's instructions. This concession is not contractually guaranteed and may be withdrawn or modified by Pruco Life of New Jersey on a uniform basis, although it does not currently intend to do so. If an owner elects to increase the face amount of his or her Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase, as explained under INCREASES IN FACE AMOUNT on page 19.

3. There is a premium tax charge equal to 2.5% of the premium remaining after the $2 processing charge has been deducted. (The 7.5% deduction referred to on page 9 is made up of the 5% sales load charge and the 2.5% premium tax charge). Pruco Life of New Jersey may collect more for this charge than it actually pays for premium taxes. During 1996, 1995 and 1994, Pruco Life of New Jersey received a total of approximately $1,303,000, $1,621,000 and $1,746,000, respectively, in charges for payment of state premium taxes.

4. On each Monthly date, the Contract fund is reduced by an expense charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of

     14 years of age or less), except that currently this $0.02 per $1,000 charge will not be greater than $2 per month and for Contracts issued after June 1, 1987 on a Pru-Matic Plan basis, this $0.02 per $1,000 charge will currently be waived. Thus, for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Plan basis, the aggregate amount deducted each year will be $44.40. This charge is to compensate Pruco Life of New Jersey for administrative expenses incurred, among other things, for processing claims, paying cash surrender values, making Contract changes, keeping records, and communicating with Contract owners. This charge will not be made if the Contract has become paid-up or has been continued in force, after lapse, as variable reduced paid-up insurance. During 1996, 1995 and 1994, Pruco Life of New Jersey received a total of approximately $2,980,000, $3,249,000 and $3,429,000, respectively, in monthly administrative charges.

5. On each Monthly date, the Contract fund is reduced by a charge of $0.01 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) to compensate Pruco Life of New Jersey for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the face amount; provided scheduled premiums are paid on or before the due date or during the grace period. This charge is not made after a Contract becomes paid-up or has been continued in force, after lapse, as variable reduced paid-up insurance. During 1996, 1995 and 1994, Pruco Life of New Jersey received a total of approximately $578,000, $624,000 and $648,000, respectively, for this risk charge.

6. Pruco Life of New Jersey deducts a mortality charge from the Contract fund on each Monthly date to cover anticipated mortality costs. When an insured dies, the amount paid to the beneficiary is larger than the Contract fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges are designed to enable Pruco Life of New Jersey to pay this larger death benefit. The charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract fund) by a rate based upon the insured's sex (except where unisex rates apply) and current attained age, and the anticipated mortality for that class of persons. The maximum rate that Pruco Life of New Jersey may charge is based upon the 1980 CSO Table. Pruco Life of New Jersey may determine that a lesser amount than that called for by these mortality tables will be adequate to defray anticipated mortality costs for insureds of particular ages and may thus make a lower mortality charge for such persons. Pruco Life of New Jersey, however, reserves the right to charge full mortality charges based on the applicable 1980 CSO Table, and any lower current mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See OPTIONS ON LAPSE, page 25. In addition, if a Contract has a face amount of at least $100,000 and the insured under the Contract has met strict underwriting requirements so that the Contract is in force on a "Select Rating" basis for the particular risk classification, current mortality charges for all ages may be lower still.

     Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Pruco Life of New Jersey.

7. A charge is made to compensate Pruco Life of New Jersey for assuming mortality and expense risks. This is done by deducting daily, from the assets of each of the subaccounts of the Account and/or from the subaccount of the Real Property Account relating to this Contract, a percentage of those assets equivalent to an effective annual rate of 0.6% (this amounts to a daily charge of approximately 0.001639%). The mortality risk assumed is that insureds may live for a shorter period of time than Pruco Life of New Jersey estimated. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life of New Jersey estimated. During 1996, 1995 and 1994, Pruco Life of New Jersey received a total of approximately $3,660,000, $3,123,000 and $2,758,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

8. There is an administrative charge of $5 for each $1,000 of face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) to compensate Pruco Life of New Jersey for expenses incurred in connection with the issuance of the Contract, other than sales expenses. This charge is made to cover the costs of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing records relating to the Contract. However, this charge will not be assessed upon issuance of the Contract, nor will it ever be deducted from any death benefit payable under the Contract. Rather, it will be deducted only if the Contract is surrendered or lapses when it is in default past its days of grace, and even then it will not be deducted at all for Contracts that stay in force through the end of the Contract's tenth year. And the charge will be reduced for Contracts that lapse or are surrendered before then but after the Contract's fifth anniversary. Specifically, the charge of $5 per $1,000 will be assessed upon surrenders or lapses occurring on or before the Contract's fifth anniversary. For each additional full month that the Contract stays in force on a premium paying basis, this charge is reduced by $0.0833 per $1,000 of initial face amount, so that it disappears on the tenth anniversary. During 1996, 1995 and 1994, Pruco Life of New Jersey received a total of approximately $441,000, $978,000 and $1,834,000, respectively, from surrendered or lapsed Contracts. Additionally, if a Contract has a face amount of at least $100,000 and was issued on other than a Select Rating basis (see item 6, above), the owner may request that the Contract be reclassified to a Select Rating basis. Requests for reclassification to a Select Rating basis may be subject to an underwriting fee of up to $250, but Pruco Life of New Jersey currently intends to waive that charge if the reclassification is effected concurrently with an increase in face amount.


9. A charge of $15 will be made in connection with each partial withdrawal of the cash surrender value of a Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 18.

10. If the Contract includes riders, a monthly deduction from the Contract fund will be made for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge.

11. An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

     The total expenses of each portfolio for the year 1996 expressed as a percentage of the average assets during the year are shown below:

     -----------------------------------------------------------------------------------------------------
                                                              OTHER EXPENSES
                    PORTFOLIO      INVESTMENT ADVISORY        (after expense        TOTAL EXPENSES (after
                                           FEE                reimbursement)*      expense reimbursement)*
     -----------------------------------------------------------------------------------------------------
     MONEY MARKET                         0.40%                   0.00%*                    0.40%*
     DIVERSIFIED BOND                     0.40%                   0.00%*                    0.40%*
     GOVERNMENT INCOME                    0.40%                   0.06%                     0.46%
     CONSERVATIVE BALANCED                0.55%                   0.00%*                    0.40%*
     FLEXIBLE MANAGED                     0.60%                   0.00%*                    0.40%*
     HIGH YIELD BOND                      0.55%                   0.08%                     0.63%
     STOCK INDEX                          0.35%                   0.05%                     0.40%
     EQUITY INCOME                        0.40%                   0.05%                     0.45%
     EQUITY                               0.45%                   0.00%*                    0.40%*
     PRUDENTIAL JENNISON                  0.60%                   0.06%                     0.66%
     SMALL CAPITALIZATION STOCK           0.40%                   0.16%                     0.56%
     GLOBAL                               0.75%                   0.17%                     0.92%
     NATURAL RESOURCES                    0.45%                   0.07%                     0.52%
     -----------------------------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.4%), in which the Account previously invested. For the Money Market, Diversified Bond, Equity, Conservative Balanced, and Flexible Managed Portfolios, Pruco Life of New Jersey will make daily adjustments that will offset the effect on Contract owners of any higher investment management fees and expenses charged against the Series Fund. Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.44% for the Money Market Portfolio, 0.45% for the Diversified Bond Portfolio, 0.59% for the Conservative Balanced Portfolio, 0.64% for the Flexible Managed Portfolio and 0.50% for the Equity Portfolio. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.

In several instances Pruco Life of New Jersey uses the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. However, if circumstances change, Pruco Life of New Jersey reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. No charge is being made currently to the Account for Company federal income taxes. Pruco Life of New Jersey will review the question of a charge to the Account for Company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Under current laws Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Pruco Life of New Jersey may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life of New Jersey determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Pruco Life of New Jersey believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life of New Jersey on a uniform basis. Pruco Life of New Jersey's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY

A Contract has a cash surrender value which the owner may get while the insured is living by surrender of the Contract. Unlike traditional fixed-benefit whole-life insurance, however, a Contract's cash surrender value is not known in advance, even if it is assumed that only scheduled premiums will be paid, because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract date, the Contract fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] as designated by the owner. Thereafter the Contract fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, the investment performance of the Real Property Account if that option has been selected, interest credited on amounts allocated to the fixed-rate option, as well as the daily asset charge for mortality and expense risk equal to 0.001639% of the assets of the subaccount[s] of the Account and the subaccount of the Real Property Account relating to this Contract. The Contract fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract's cash surrender value on any date will be the Contract fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Pruco Life of New Jersey will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay scheduled premiums when due.

If the net investment return in the selected investment option[s] is greater than 4%, the Contract fund and cash surrender value for a Form B Contract can be expected to be less than the Contract fund and cash surrender value for a Form A Contract with identical premiums and investment experience. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance.

The tables on pages T1 through T4 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate scheduled premiums payable under those Contracts. Illustrated also is what the death benefit would be under Form B Contracts given the stated assumptions. The tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns.

HOW A CONTRACT'S DEATH BENEFIT WILL VARY

As noted above, there are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life of New Jersey began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and accordingly such Contract will not become paid-up.

1. ORIGINAL CONTRACTS. If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, see REQUIREMENTS FOR ISSUANCE OF A CONTRACT on page 6) regardless of the payment of additional premiums or the investment results of the designated subaccounts, unless the Contract becomes paid-up. See WHEN A CONTRACT BECOMES PAID-UP, page
17. The death benefit does reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 24.

If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract fund value exceeds the applicable "tabular Contract fund value" for the Contract. The "tabular Contract fund value" for each Contract year is an amount that is slightly less than the Contract fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there was no Contract debt. Each Contract contains a table that sets forth the tabular Contract fund value as of the end of each of the first 20 years of the Contract. Tabular Contract fund values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract, with no Contract debt, the death benefit will equal the face amount if the Contract fund equals the tabular Contract fund value. If, due to investment results greater than a net return of 4%, or to greater than scheduled premiums, or to smaller than maximum charges, the Contract fund value is a given amount greater than the tabular Contract fund value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract fund value is less than the tabular Contract fund value, and the Contract nevertheless remains in force because scheduled premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must subsequently be offset before favorable investment results or greater than scheduled premiums will increase the death benefit. The death benefit will also reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 24.

A Contract owner may also increase or decrease the face amount of his or her Contract, subject to certain conditions. See INCREASES IN FACE AMOUNT, page 19 and DECREASES IN FACE AMOUNT, page 20.

2. REVISED CONTRACTS. Under the revised Contracts issued since September of 1986, the death benefit will be calculated as follows. Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract fund. Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract fund over the tabular Contract fund value; or (2) the Contract fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.


-------------------------------------------------------------       ----------------------------------------------------------
 MALE ATTAINED       NET SINGLE      INCREASE IN INSURANCE              FEMALE        NET SINGLE      INCREASE IN INSURANCE
      AGE             PREMIUM        AMOUNT PER $1 INCREASE          ATTAINED AGE       PREMIUM       AMOUNT PER $1 INCREASE
                                        IN CONTRACT FUND                                                 IN CONTRACT FUND
-------------------------------------------------------------       ----------------------------------------------------------
        5              .09884                $10.12                        5            .08198                $12.20
       25              .18455                $ 5.42                       25            .15687                $ 6.37
       35              .25596                $ 3.91                       35            .21874                $ 4.57
       55              .47352                $ 2.11                       55            .40746                $ 2.45
       65              .60986                $ 1.64                       65            .54017                $ 1.85
-------------------------------------------------------------       ----------------------------------------------------------

Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of 2 years' scheduled premiums or the average of all premiums paid over the last 5 years will generally be allowed.

A Contract owner may also increase or decrease the face amount of his or her Contract, subject to certain conditions. See INCREASES IN FACE AMOUNT, page 19 and DECREASES IN FACE AMOUNT, page 20.

WHEN A CONTRACT BECOMES PAID-UP

Under the original Contracts, it is possible that favorable investment experience, either alone or in conjunction with greater than scheduled premium payments, will cause the Contract fund to increase to the point where no further payment of premiums is necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life of New Jersey will notify the owner that no further premium payments need be paid. Pruco Life of New Jersey reserves the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See RIDERS, page 30. The revised Contracts will not become paid-up.

Once a Contract becomes paid-up, Pruco Life of New Jersey guarantees that the death benefit then in force will not be reduced by the investment experience of the subaccount[s] in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES, page 11) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract fund on that day, but never less than the guaranteed minimum amount.

As noted earlier, Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract would have been paid-up prior to that anniversary, Pruco Life of New Jersey, in anticipation of the increase in the face amount to 150% of the initial face amount, will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller, in dollar amount, than the increase in the face amount of insurance.

FLEXIBILITY AS TO PAYMENT OF PREMIUMS

A significant feature of this Contract is that it permits the owner to pay greater than scheduled premiums. Conversely, payment of a scheduled premium need not be made if the Contract fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 20. In general, Pruco Life of New Jersey will accept any premium payment if the payment is at least $25. Pruco Life of New Jersey does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year; to refuse to accept premiums once a Contract becomes paid-up; and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two forms of Contract. Greater than scheduled payments under an original version Form A Contract increases the Contract fund and makes it more likely that the Contract will become paid-up. Greater than scheduled payments under an original version Form B Contract increase both the Contract fund and the death benefit, but it is less likely to become paid-up than a Form A Contract on which the same premiums are paid. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation. There may, however, be a disadvantage if substantial premiums are made. The federal income tax laws, discussed more fully under TAX TREATMENT OF CONTRACT BENEFITS, page 26, may impose an income tax, as well as a penalty tax, upon distributions to contract owners under life insurance contracts that are classified as Modified Endowment Contracts. This Contract should not be so classified if the initial scheduled premiums are paid or even if additional premiums are paid that are not substantially higher, assuming no changes in benefits under the Contract. It is possible, however, to make premium payments that are high enough to cause the Contract to fall into that classification. A Contract owner should consult with his or her own tax advisor and Pruco Life of New Jersey representative before making a large premium payment.

SURRENDER OF A CONTRACT

A Contract may be surrendered in whole or in part for its cash surrender value while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One is surrendered for its cash surrender value; the other is continued in force on the same terms as the original Contract except that premiums and cash surrender values will be proportionately reduced based upon the reduction in the face amount of insurance. The Contract continued must have a face amount of insurance at least equal to the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 6. For paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced. The death benefit immediately after the partial withdrawal must be at least equal to the minimum face amount applicable to the insured's Contract.

To surrender a Contract in whole or in part, the owner must deliver or mail it, together with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

WITHDRAWAL OF EXCESS CASH SURRENDER VALUE

An alternative to surrender or partial surrender of a Contract, available only before such Contracts become paid up, is a partial withdrawal of cash surrender value without splitting the Contract into two Contracts. A partial withdrawal may be made only if the following conditions are satisfied. The basic limiting condition is that a withdrawal may be made only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. (The "tabular cash surrender value" refers to the tabular Contract fund value minus any applicable surrender charges.) But because this excess over the applicable tabular cash surrender value may be made up in part by an outstanding Contract loan, there is a further condition that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. An owner may make no more than four such withdrawals in a Contract year, and there is a fee of $15 for each such withdrawal. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the Contract charges. Upon request, Pruco Life of New Jersey will tell a Contract owner how much he or she may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

Whenever a partial withdrawal is made, the death benefit payable will immediately be reduced, generally by the amount of the withdrawal. This will not change the guaranteed minimum amount of insurance under a Form B Contract (i.e., the face amount) or the amount of the scheduled premium that will be payable thereafter on such a Contract. Under a Form A Contract, however, the guaranteed minimum amount of insurance will be reduced by the amount of the partial withdrawal, and no partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 6. It is important to note, however, that if the face amount is decreased at any time during the first 7 Contract years, there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. Before making any withdrawal which causes a decrease in face amount, a Contract owner should consult with his or her own tax advisor and Pruco Life of New Jersey representative. In addition, the amount of the scheduled premiums due thereafter under a Form A Contract will be reduced to reflect the lower face amount of insurance. Since a withdrawal under a Form A Contract results in a decrease in the face amount of insurance, the Contract fund may be reduced, not only by the amount withdrawn but also by a proportionate part of any surrender charges then applicable, based upon the percentage reduction in face amount. Contract owners of a Form A Contract who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, new tabular values and, if applicable, a new table of surrender charges.

Withdrawal of part of the cash surrender value increases the risk that the Contract fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life of New Jersey treats withdrawals as a return of premium.

INCREASES IN FACE AMOUNT

An attractive feature of this Contract is that an owner who wishes to increase the amount of his or her insurance may do so by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Pruco Life of New Jersey. An increase in face amount is in many ways similar to the purchase of a second Contract, but it differs in the following respects: the minimum permissible increase is $25,000, while the minimum for a new Contract is $60,000; monthly fees are lower because only a single $2.50 per month administrative charge is made rather than two; a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges; the monthly expense charge of $0.02 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and, the Contract will lapse or become paid-up as a unit, unlike the case if two separate Contracts are purchased. These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher scheduled premiums in exchange for greater insurance benefits.

A Contract owner may elect to increase the face amount of his or her Contract no earlier than the first anniversary of the Contract. The following conditions must be met: (1) The owner must ask for the increase in writing on an appropriate form meeting Pruco Life of New Jersey's needs. (2) The amount of the increase in face amount must be at least $25,000. (3) The insured must supply evidence of insurability for the increase satisfactory to Pruco Life of New Jersey. (4) If Pruco Life of New Jersey requests, the owner must send in the Contract to be suitably endorsed. (5) The Contract must be neither paid up nor in default on the date the increase takes effect. (6) The owner must pay an appropriate premium at the time of the increase. (7) Pruco Life of New Jersey has the right to deny more than one increase in a Contract year. (8) If Pruco Life of New Jersey has, between the Contract date and the date that any requested increase in face amount will take effect, changed any of the bases on which benefits and charges are calculated under newly issued Contracts, Pruco Life of New Jersey has the right to deny the increase. An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating basis, which provides lower current cost of insurance rates.

Upon an increase in face amount, Pruco Life of New Jersey will recompute the Contract's scheduled premiums, deferred sales and administrative charges, tabular values, and monthly deductions from the Contract fund. The Contract owner has a choice, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. There will be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary the Contract owner selects for the recomputation. Pruco Life of New Jersey will tell the owner the amount of the required payment. It should also be noted that an increase in face amount may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. Therefore, before increasing the face amount, a Contract owner should consult with his or her own tax advisor and Pruco Life of New Jersey representative.

Provided the increase is approved, the new insurance will take effect once the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company have been received.

Pruco Life of New Jersey will supply the Contract owner with pages which show the increased face amount, the effective date of the increase, and the recomputed items described two paragraphs above. The pages will also describe how the increase in face amount affects the various provisions of the Contract, including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see OTHER GENERAL CONTRACT PROVISIONS, page 29) will run from the effective date of the increase.

There will be assessed upon lapse or surrender following an increase in face amount the sum of (a) the deferred sales and administrative charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and administrative charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original scheduled premium and the increase in scheduled premiums. Because an increase in face amount triggers new contingent deferred sales and administrative charges, a Contract owner contemplating a total or partial surrender or a decrease in the face amount of insurance should not elect to increase the face amount of his or her Contract.

An increase in face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load described under item 2 of CHARGES AND EXPENSES on page 11. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule just described. The waiver will apply with respect to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, an owner considering an increase in face amount should be aware that such an increase will entail sales charges comparable to the purchase of a new Contract.

Each Contract owner who elects to increase the face amount of his or her Contract will receive a "free-look" right and a right to convert to a fixed-benefit contract, which rights will apply only to the increase in face amount, not the entire Contract. These rights are comparable to the rights afforded to a purchaser of a new Contract. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 6 and RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY, page 26. The "free-look" right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the notice of the Right of Withdrawal by the owner. Upon exercise of the "free-look" right, the owner will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described above. There will be no adjustment for investment experience. Moreover, charges deducted since the increase will be recomputed as though no increase had been effected. The right to convert the increase in face amount to a fixed-benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange. See RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY, page 26.

DECREASES IN FACE AMOUNT

As explained earlier, a Contract owner may effect a partial surrender of a Contract (see SURRENDER OF A CONTRACT, page 18) or a partial withdrawal of excess cash surrender value (see WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page
18). A Contract owner also has the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of his or her Contract without withdrawing any cash value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will thus be able to decrease their amount of insurance protection without decreasing their current cash surrender value. This will result in a decrease in the amount of future scheduled premiums and in the monthly deductions for the cost of insurance. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). The Contract's Contract fund value, however, will be reduced by deduction of a proportionate part of the then applicable contingent deferred sales and administrative charges, if any. Scheduled premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges, and if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. No decrease will be permitted that causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 6. No reduction will be permitted to the extent that it would cause the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. If the face amount of a Contract in force on a Select Rating basis is reduced below $100,000, it is no longer eligible for the Select Rating.

It is important to note, however, that if the face amount is decreased at any time during the first 7 Contract years, there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. Before requesting any decreases in face amount, a Contract owner should consult with his or her Pruco Life of New Jersey representative.

LAPSE AND REINSTATEMENT

The Contract has an advantageous feature that is not typically found in similar types of life insurance contracts. If scheduled premiums are paid on or before each due date, or within the grace period after each due date, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract fund has decreased to zero or less. Therefore, unlike most similar types of life insurance contracts that lapse when the cash surrender value decreases to zero even if premiums are paid, this Contract ensures that as long as scheduled premiums are paid, insurance protection remains in effect.

In fact, even if a scheduled premium is not paid, the Contract will remain in force as long as the Contract fund on any Monthly date is equal to or greater than the tabular Contract fund value on the next Monthly date. This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than scheduled premiums.

However, if a scheduled premium is not paid, and the Contract fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Pruco Life of New Jersey will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 26.

A Contract that has lapsed may be reinstated within 3 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under OPTIONS ON LAPSE, page 25.

WHEN PROCEEDS ARE PAID

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life of New Jersey may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as extended term insurance, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

Contract applicants may elect to add the LIVING NEEDS BENEFIT(SM) to their Contracts at issue. The benefit may vary state-by-state. It can generally be added only to Contracts of $50,000 or more.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life of New Jersey representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may
(1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

The LIVING NEEDS BENEFIT is available only to the extent regulatory approval has been obtained. If desired by a Contract owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the recently enacted Health Insurance Portability and Accountability Act of 1996 excludes from income the LIVING NEEDS BENEFIT if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). Contract owners should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables have been prepared to help show how values under the Contract change with investment performance of the Account. The tables assume that no portion of the Contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales load and administrative charges, if any) and death benefits of Contracts with the minimum scheduled premium issued on an insured of a given age would vary over time if the return on the assets held in the selected Series Fund portfolios were a uniform, gross, after tax, annual rate of 0%, 4%, 8% and 12%. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8% and 12% but fluctuated over and under those averages throughout the years. The tables also provide information about the premiums payable on and after the premium change date. These tables reflect values under the revised Contracts. These values are also applicable to the original Contracts except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown on the table are not applicable to the original Contracts. Footnotes to the tables indicate when the values cease to be applicable to the original Contracts and when the original Contracts would become paid-up for a given return.

The death benefits and cash surrender values shown in the first two tables on pages T1 and T2 reflect Pruco Life of New Jersey's current charges. As explained earlier, Pruco Life of New Jersey makes monthly mortality charges that are generally lower than those based on the 1980 CSO Table. The values shown in the tables are calculated upon the assumption that Pruco Life of New Jersey will continue to use the mortality rates that it is currently using, even though it is permitted under the Contract to use the higher mortality charges specified in the 1980 CSO Table. Moreover, those tables reflect Pruco Life of New Jersey's current practice of waiving the front-end sales load of 5% after total premiums paid exceeds five scheduled annual premiums. See item 2 under CHARGES AND EXPENSES, page 11. The tables also reflect Pruco Life of New Jersey's current practice of increasing the Contract fund on a percentage basis based on the attained age of the insured. While Pruco Life of New Jersey does not currently intend to withdraw or modify these reductions in charges or additions to the Contract fund, it reserves the right to do so. These tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The death benefits and cash surrender values shown in the next two tables on pages T3 through T4 are calculated upon the assumption that the maximum mortality charges specified by the 1980 CSO Table are made throughout the life of the Contract, and reflect neither the waiver of the front-end sales load nor the monthly additions to the Contract fund that further reduce the cost of insurance charge.

The amounts shown for the death benefit and cash surrender value as of each Contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross return of the portfolios. This is because the tables assume a total Series Fund expense ratio of 0.51% (taking into account the offsets described on page 5), and also reflect a daily mortality and expense risk charge to the Account, equal to an effective annual charge of 0.6%. The actual fees and expenses of the portfolios associated with a particular

Contract may be more or less than 0.51% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8% and 12% thus correspond to approximate net annual rates of return of -1.11%, 2.89%, 6.89% and 10.89% and this fact is reflected in the column headings. The tables also reflect the fact that no charges for federal or state income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return to produce net after-tax returns of -1.11%, 2.89%, 6.89% or 10.89% than it does now.

Upon request, Pruco Life of New Jersey will furnish a comparable illustration based on the proposed insured's age and sex (except where unisex rates apply) and on the guaranteed minimum death benefit or premium amount requested. Such an illustration will assume that the insured is in the preferred rating class (or, on request, a different rating class) and that the premium will be paid at the frequency chosen.


                                                      ILLUSTRATIONS

                                                      -------------

                                      VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                             FORM A -- FIXED DEATH BENEFIT
                                              MALE PREFERRED ISSUE AGE 35
                                            $60,000 GUARANTEED DEATH BENEFIT
                                    $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                           USING CURRENT SCHEDULE OF CHARGES

                                            DEATH BENEFIT (2)                                    CASH SURRENDER VALUE (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
               PREMIUMS                 ANNUAL INVESTMENT RETURN OF                         ANNUAL INVESTMENT RETURN OF
  END OF     ACCUMULATED    ---------------------------------------------------- ---------------------------------------------------
  POLICY    AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS     0% GROSS     4% GROSS     8% GROSS    12% GROSS
   YEAR      PER YEAR (3)   (-1.11% NET)  (2.89% NET)  (6.89% NET)  (10.89% NET) (-1.11% NET)  (2.89% NET)  (6.89% NET) (10.89% NET)
  ------    --------------  ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1         $    577        $60,000      $60,000     $ 60,000      $ 60,000      $     0      $     0      $     0     $      0
     2         $  1,177        $60,000      $60,000     $ 60,000      $ 60,000      $   187      $   234      $   282     $    331
     3         $  1,801        $60,000      $60,000     $ 60,000      $ 60,000      $   469      $   559      $   654     $    755
     4         $  2,450        $60,000      $60,000     $ 60,000      $ 60,000      $   740      $   887      $ 1,047     $  1,221
     5         $  3,125        $60,000      $60,000     $ 60,000      $ 60,000      $ 1,000      $ 1,218      $ 1,461     $  1,733
     6         $  3,827        $60,000      $60,000     $ 60,000      $ 60,000      $ 1,387      $ 1,690      $ 2,039     $  2,438
     7         $  4,557        $60,000      $60,000     $ 60,000      $ 60,000      $ 1,788      $ 2,191      $ 2,667     $  3,228
     8         $  5,317        $60,000      $60,000     $ 60,000      $ 60,000      $ 2,176      $ 2,694      $ 3,322     $  4,083
     9         $  6,106        $60,000      $60,000     $ 60,000      $ 60,000      $ 2,551      $ 3,198      $ 4,005     $  5,010
    10         $  6,927        $60,000      $60,000     $ 60,000      $ 60,000      $ 2,913      $ 3,704      $ 4,719     $  6,019
    15         $ 11,553        $60,000      $60,000     $ 60,000      $ 60,000      $ 4,078      $ 5,876      $ 8,545     $ 12,509
    20         $ 17,182        $60,000      $60,000     $ 60,000      $ 60,000      $ 4,750      $ 8,015      $13,691     $ 23,575
    25         $ 24,029        $60,000      $60,000     $ 60,000      $ 78,859      $ 4,629      $ 9,846      $20,636     $ 42,620
30 (AGE 65)    $ 32,361        $60,000      $60,000     $ 60,000      $121,544      $ 3,245      $10,918      $30,238     $ 74,125
    35         $ 52,358        $60,000      $60,000     $ 64,863      $184,915      $14,711      $20,504      $44,027     $125,513
    40         $ 76,687        $60,000      $60,000     $ 84,378      $279,942      $24,836      $30,978      $62,794     $208,333
    45         $106,288        $60,000      $60,000     $109,077      $424,399      $33,551      $43,231      $87,407     $340,088

(1) IF PREMIUMS ARE PAID MORE FREQUENTLY THAN ANNUALLY, THE INITIAL PAYMENTS WOULD BE $284.80 SEMI-ANNUALLY, $145.40 QUARTERLY OR $50 MONTHLY. THE ULTIMATE PAYMENTS WOULD BE $1,775.20 SEMI-ANNUALLY, $897.80 QUARTERLY OR $302.60 MONTHLY. THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE SLIGHTLY DIFFERENT FOR A CONTRACT WITH MORE FREQUENT PREMIUM PAYMENTS.

(2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.

(3) VALUES SHOWN IN THE TABLE ARE APPLICABLE TO BOTH THE ORIGINAL CONTRACTS (THE "1984 CONTRACTS") AND THE REVISED CONTRACTS THAT FIRST BEGAN TO BE ISSUED IN SEPTEMBER OF 1986 (THE "1986 CONTRACTS"), EXCEPT WHERE THE DEATH BENEFIT HAS BEEN INCREASED TO THE CONTRACT FUND DIVIDED BY THE NET SINGLE PREMIUM, IN WHICH CASE THE CASH SURRENDER VALUE AND DEATH BENEFIT FIGURES SHOWN ARE APPLICABLE ONLY TO THE 1986 CONTRACTS. THIS FIRST OCCURS AT THE TIME WHEN THE 1984 CONTRACTS WOULD BECOME PAID-UP. FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE SECOND SCHEDULED PREMIUM WILL BE $3,477.40. FOR A GROSS RETURN OF 4%, THE SECOND SCHEDULED PREMIUM WILL BE $2,305.36. FOR A GROSS RETURN OF 8%, THE SECOND SCHEDULED PREMIUM WILL BE $554.80. FOR A GROSS RETURN OF 12%, THE SECOND SCHEDULED PREMIUM WILL BE $554.80. THE PREMIUMS ACCUMULATED AT 4% INTEREST IN COLUMN 2 ARE THOSE PAYABLE IF THE GROSS INVESTMENT RETURN IS 4%. FOR AN EXPLANATION OF WHY THE SCHEDULED PREMIUM MAY INCREASE ON THE PREMIUM CHANGE DATE, SEE PREMIUMS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T1



                                      VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                             FORM B -- VARIABLE DEATH BENEFIT
                                              MALE PREFERRED ISSUE AGE 35
                                            $60,000 GUARANTEED DEATH BENEFIT
                                    $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                           USING CURRENT SCHEDULE OF CHARGES

                                            DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
               PREMIUMS                 ANNUAL INVESTMENT RETURN OF                         ANNUAL INVESTMENT RETURN OF
  END OF     ACCUMULATED    ---------------------------------------------------- ---------------------------------------------------
  POLICY    AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS     0% GROSS     4% GROSS     8% GROSS    12% GROSS
   YEAR      PER YEAR (3)   (-1.11% NET)  (2.89% NET)  (6.89% NET)  (10.89% NET) (-1.11% NET)  (2.89% NET)  (6.89% NET) (10.89% NET)
  ------    --------------  ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1         $    577        $60,000      $60,000      $60,013      $ 60,030      $     0      $     0      $     0     $      0
     2         $  1,177        $60,000      $60,000      $60,039      $ 60,088      $   186      $   233      $   280     $    330
     3         $  1,801        $60,000      $60,000      $60,081      $ 60,181      $   467      $   557      $   652     $    753
     4         $  2,450        $60,000      $60,000      $60,139      $ 60,312      $   738      $   884      $ 1,044     $  1,217
     5         $  3,125        $60,000      $60,000      $60,215      $ 60,486      $   998      $ 1,214      $ 1,456     $  1,727
     6         $  3,827        $60,000      $60,000      $60,342      $ 60,738      $ 1,385      $ 1,686      $ 2,032     $  2,428
     7         $  4,557        $60,000      $60,021      $60,493      $ 61,048      $ 1,786      $ 2,186      $ 2,658     $  3,213
     8         $  5,317        $60,000      $60,050      $60,671      $ 61,423      $ 2,174      $ 2,687      $ 3,309     $  4,061
     9         $  6,106        $60,000      $60,082      $60,879      $ 61,871      $ 2,549      $ 3,190      $ 3,987     $  4,979
    10         $  6,927        $60,000      $60,120      $61,120      $ 62,400      $ 2,911      $ 3,694      $ 4,695     $  5,975
    15         $ 11,553        $60,000      $60,632      $63,244      $ 67,111      $ 4,092      $ 5,873      $ 8,484     $ 12,352
    20         $ 17,182        $60,000      $61,542      $67,006      $ 76,468      $ 4,786      $ 8,003      $13,466     $ 22,929
    25         $ 24,029        $60,000      $63,158      $73,240      $ 93,886      $ 4,689      $ 9,747      $19,829     $ 40,475
30 (AGE 65)    $ 32,361        $60,000      $65,984      $83,112      $125,087      $ 3,329      $10,484      $27,612     $ 69,587
    35         $ 53,919        $60,380      $66,429      $82,756      $174,099      $14,682      $20,731      $37,058     $118,171
    40         $ 80,147        $60,850      $67,877      $85,470      $265,002      $24,460      $31,487      $49,080     $197,215
    45         $112,058        $60,701      $70,840      $92,798      $403,763      $32,439      $42,579      $64,537     $323,552

(1) IF PREMIUMS ARE PAID MORE FREQUENTLY THAN ANNUALLY, THE INITIAL PAYMENTS WOULD BE $284.80 SEMI-ANNUALLY, $145.40 QUARTERLY OR $50 MONTHLY. THE ULTIMATE PAYMENTS WOULD BE $1,775.20 SEMI-ANNUALLY, $897.80 QUARTERLY OR $302.60 MONTHLY. THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE SLIGHTLY DIFFERENT FOR A CONTRACT WITH MORE FREQUENT PREMIUM PAYMENTS.

(2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.

(3) VALUES SHOWN IN THE TABLE ARE APPLICABLE TO BOTH THE ORIGINAL CONTRACTS (THE "1984 CONTRACTS") AND THE REVISED CONTRACTS THAT FIRST BEGAN TO BE ISSUED IN SEPTEMBER OF 1986 (THE "1986 CONTRACTS"), EXCEPT WHERE THE DEATH BENEFIT HAS BEEN INCREASED TO THE CONTRACT FUND DIVIDED BY THE NET SINGLE PREMIUM, IN WHICH CASE THE CASH SURRENDER VALUE AND DEATH BENEFIT FIGURES SHOWN ARE APPLICABLE ONLY TO THE 1986 CONTRACTS. THIS FIRST OCCURS AT THE TIME WHEN THE 1984 CONTRACTS WOULD BECOME PAID-UP. FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE SECOND SCHEDULED PREMIUM WILL BE $3,477.40. FOR A GROSS RETURN OF 4%, THE SECOND SCHEDULED PREMIUM WILL BE $2,582.48. FOR A GROSS RETURN OF 8%, THE SECOND SCHEDULED PREMIUM WILL BE $554.80. FOR A GROSS RETURN OF 12%, THE SECOND SCHEDULED PREMIUM WILL BE $554.80. THE PREMIUMS ACCUMULATED AT 4% INTEREST IN COLUMN 2 ARE THOSE PAYABLE IF THE GROSS INVESTMENT RETURN IS 4%. FOR AN EXPLANATION OF WHY THE SCHEDULED PREMIUM MAY INCREASE ON THE PREMIUM CHANGE DATE, SEE PREMIUMS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T2


                                     VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                            FORM A -- FIXED DEATH BENEFIT
                                             MALE PREFERRED ISSUE AGE 35
                                           $60,000 GUARANTEED DEATH BENEFIT
                                   $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                          USING MAXIMUM CONTRACTUAL CHARGES

                                           DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                           ---------------------------------------------------- ----------------------------------------------------
                                  ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
              PREMIUMS                 ANNUAL INVESTMENT RETURN OF                         ANNUAL INVESTMENT RETURN OF
  END OF    ACCUMULATED    ---------------------------------------------------- ----------------------------------------------------
  POLICY   AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS     0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR (3)   (-1.11% NET)  (2.89% NET)  (6.89% NET)  (10.89% NET) (-1.11% NET)  (2.89% NET)  (6.89% NET)  (10.89% NET)
  ------   --------------  ------------  -----------  -----------  ------------ ------------  -----------  -----------  ------------
     1        $    577        $60,000      $60,000      $60,000      $ 60,000       $    0      $     0      $     0      $      0
     2        $  1,177        $60,000      $60,000      $60,000      $ 60,000       $  184      $   231      $   279      $    328
     3        $  1,801        $60,000      $60,000      $60,000      $ 60,000       $  460      $   550      $   645      $    746
     4        $  2,450        $60,000      $60,000      $60,000      $ 60,000       $  722      $   868      $ 1,028      $  1,201
     5        $  3,125        $60,000      $60,000      $60,000      $ 60,000       $  969      $ 1,185      $ 1,426      $  1,696
     6        $  3,827        $60,000      $60,000      $60,000      $ 60,000       $1,311      $ 1,610      $ 1,953      $  2,348
     7        $  4,557        $60,000      $60,000      $60,000      $ 60,000       $1,662      $ 2,056      $ 2,522      $  3,072
     8        $  5,317        $60,000      $60,000      $60,000      $ 60,000       $1,993      $ 2,495      $ 3,106      $  3,848
     9        $  6,106        $60,000      $60,000      $60,000      $ 60,000       $2,306      $ 2,927      $ 3,706      $  4,680
    10        $  6,927        $60,000      $60,000      $60,000      $ 60,000       $2,598      $ 3,351      $ 4,323      $  5,575
    15        $ 11,553        $60,000      $60,000      $60,000      $ 60,000       $3,144      $ 4,719      $ 7,094      $ 10,668
    20        $ 17,182        $60,000      $60,000      $60,000      $ 60,000       $2,876      $ 5,497      $10,203      $ 18,603
    25        $ 24,029        $60,000      $60,000      $60,000      $ 60,000       $1,271      $ 5,039      $13,372      $ 31,372
30 (AGE 65)   $ 32,361        $60,000      $60,000      $60,000      $ 85,015       $    0      $ 2,248      $16,125      $ 51,847
    35        $ 58,960        $60,000      $60,000      $60,000      $121,748       $3,939      $11,074      $27,931      $ 82,638
    40        $ 91,322        $60,000      $60,000      $60,000      $172,197       $6,073      $18,359      $44,501      $128,149
    45        $130,695        $60,000      $60,000      $83,237      $242,075       $    0      $22,278      $66,701      $193,984

(1) IF PREMIUMS ARE PAID MORE FREQUENTLY THAN ANNUALLY, THE PAYMENTS WOULD BE $284.80 SEMI-ANNUALLY, $145.40 QUARTERLY OR $50 MONTHLY. THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE SLIGHTLY DIFFERENT FOR A CONTRACT WITH MORE FREQUENT PREMIUM PAYMENTS.

(2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.

(3) VALUES SHOWN IN THE TABLE ARE APPLICABLE TO BOTH THE ORIGINAL CONTRACTS (THE "1984 CONTRACTS") AND THE REVISED CONTRACTS THAT FIRST BEGAN TO BE ISSUED IN SEPTEMBER OF 1986 (THE "1986 CONTRACTS"), EXCEPT WHERE THE DEATH BENEFIT HAS BEEN INCREASED TO THE CONTRACT FUND DIVIDED BY THE NET SINGLE PREMIUM, IN WHICH CASE THE CASH SURRENDER VALUE AND DEATH BENEFIT FIGURES SHOWN ARE APPLICABLE ONLY TO THE 1986 CONTRACTS. THIS FIRST OCCURS AT THE TIME WHEN THE 1984 CONTRACTS WOULD BECOME PAID-UP. FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE PREMIUM AFTER AGE 65 WILL BE $3,477.40; FOR A GROSS RETURN OF 4% THE PREMIUM AFTER AGE 65 WILL BE $3,477.40; FOR A GROSS RETURN OF 8% THE PREMIUM AFTER AGE 65 WILL BE $2,238.49; FOR A GROSS RETURN OF 12% THE PREMIUM AFTER AGE 65 WILL BE $554.80. THE PREMIUMS ACCUMULATED AT 4% INTEREST IN COLUMN 2 ARE THOSE PAYABLE IF THE GROSS INVESTMENT RETURN IS 4%. FOR AN EXPLANATION OF WHY THE SCHEDULED PREMIUM MAY INCREASE ON THE PREMIUM CHANGE DATE, SEE PREMIUMS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T3



                                     VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                            FORM B -- VARIABLE DEATH BENEFIT
                                             MALE PREFERRED ISSUE AGE 35
                                           $60,000 GUARANTEED DEATH BENEFIT
                                   $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                          USING MAXIMUM CONTRACTUAL CHARGES

                                           DEATH BENEFIT (2)                                    CASH SURRENDER VALUE (2)
                           ---------------------------------------------------- ----------------------------------------------------
                                  ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
              PREMIUMS                 ANNUAL INVESTMENT RETURN OF                         ANNUAL INVESTMENT RETURN OF
  END OF    ACCUMULATED    ---------------------------------------------------- ----------------------------------------------------
  POLICY   AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS     0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR (3)   (-1.11% NET)  (2.89% NET)  (6.89% NET)  (10.89% NET) (-1.11% NET)  (2.89% NET)  (6.89% NET)  (10.89% NET)
  ------   --------------  ------------  -----------  -----------  ------------ ------------  -----------  -----------  ------------
     1        $    577        $60,000      $60,000      $60,013      $ 60,030       $    0      $     0      $     0      $      0
     2        $  1,177        $60,000      $60,000      $60,036      $ 60,085       $  183      $   230      $   277      $    327
     3        $  1,801        $60,000      $60,000      $60,071      $ 60,171       $  458      $   548      $   643      $    743
     4        $  2,450        $60,000      $60,000      $60,119      $ 60,291       $  720      $   866      $ 1,024      $  1,196
     5        $  3,125        $60,000      $60,000      $60,180      $ 60,448       $  966      $ 1,181      $ 1,421      $  1,689
     6        $  3,827        $60,000      $60,000      $60,256      $ 60,647       $1,309      $ 1,605      $ 1,946      $  2,337
     7        $  4,557        $60,000      $60,000      $60,347      $ 60,892       $1,659      $ 2,051      $ 2,512      $  3,057
     8        $  5,317        $60,000      $60,000      $60,455      $ 61,188       $1,991      $ 2,489      $ 3,093      $  3,826
     9        $  6,106        $60,000      $60,000      $60,581      $ 61,541       $2,304      $ 2,921      $ 3,689      $  4,649
    10        $  6,927        $60,000      $60,000      $60,726      $ 61,956       $2,595      $ 3,344      $ 4,300      $  5,531
    15        $ 11,553        $60,000      $60,000      $61,772      $ 65,219       $3,141      $ 4,709      $ 7,013      $ 10,460
    20        $ 17,182        $60,000      $60,000      $63,481      $ 71,327       $2,874      $ 5,486      $ 9,942      $ 17,788
    25        $ 24,029        $60,000      $60,000      $66,003      $ 81,907       $1,269      $ 5,025      $12,591      $ 28,496
30 (AGE 65)   $ 32,361        $60,000      $60,000      $69,428      $ 99,366       $    0      $ 2,230      $13,928      $ 43,866
    35        $ 58,960        $60,000      $60,000      $72,084      $116,649       $3,936      $11,033      $26,386      $ 70,951
    40        $ 91,322        $60,000      $60,000      $77,517      $152,335       $6,070      $18,299      $41,127      $113,368
    45        $130,695        $60,000      $60,000      $86,835      $219,961       $    0      $22,174      $58,574      $176,263

(1) IF PREMIUMS ARE PAID MORE FREQUENTLY THAN ANNUALLY, THE PAYMENTS WOULD BE $284.80 SEMI-ANNUALLY, $145.40 QUARTERLY OR $50 MONTHLY. THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE SLIGHTLY DIFFERENT FOR A CONTRACT WITH MORE FREQUENT PREMIUM PAYMENTS.

(2)  ASSUMES NO CONTRACT LOAN HAS BEEN MADE.

(3) VALUES SHOWN IN THE TABLE ARE APPLICABLE TO BOTH THE ORIGINAL CONTRACTS (THE "1984 CONTRACTS") AND THE REVISED CONTRACTS THAT FIRST BEGAN TO BE ISSUED IN SEPTEMBER OF 1986 (THE "1986 CONTRACTS"), EXCEPT WHERE THE DEATH BENEFIT HAS BEEN INCREASED TO THE CONTRACT FUND DIVIDED BY THE NET SINGLE PREMIUM, IN WHICH CASE THE CASH SURRENDER VALUE AND DEATH BENEFIT FIGURES SHOWN ARE APPLICABLE ONLY TO THE 1986 CONTRACTS. THIS FIRST OCCURS AT THE TIME WHEN THE 1984 CONTRACTS WOULD BECOME PAID-UP. FOR A HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%, THE PREMIUM AFTER AGE 65 WILL BE $3,477.40; FOR A GROSS RETURN OF 4% THE PREMIUM AFTER AGE 65 WILL BE $3,477.40; FOR A GROSS RETURN OF 8% THE PREMIUM AFTER AGE 65 WILL BE $2,952.33; FOR A GROSS RETURN OF 12% THE PREMIUM AFTER AGE 65 WILL BE $1,284.96. THE PREMIUMS ACCUMULATED AT 4% INTEREST IN COLUMN 2 ARE THOSE PAYABLE IF THE GROSS INVESTMENT RETURN IS 4%. FOR AN EXPLANATION OF WHY THE SCHEDULED PREMIUM MAY INCREASE ON THE PREMIUM CHANGE DATE, SEE PREMIUMS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OF NEW JERSEY OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                                       T4

CONTRACT LOANS

The Contract owner may borrow from Pruco Life of New Jersey up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value of a Contract is 90% of an amount equal to its Contract fund, reduced by any charges due upon surrender. However, Pruco Life of New Jersey will, on a non-contractual basis, increase the loan value by permitting a Contract owner to borrow up to 100% of the portion of the Contract fund attributable to the fixed-rate option (or any portion of the Contract fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. The minimum amount that may be borrowed at any one time is $500 unless the loan is used to pay premiums on the Contract.

Under one of the loan provisions available under this Contract, interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. However, if a Contract owner so desires, and if Pruco Life of New Jersey has received any required approvals from the regulatory officials in the state or other jurisdiction in which the Contract is to be issued, the Contract owner may elect at the time of issuance of the Contract to have a different loan provision in the Contract under which the interest rate will vary from time to time.

If an owner elects the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Pruco Life of New Jersey determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending 2 months before the calendar month of the Contract anniversary; (2) 5%; or (3) any rate required by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average--Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1996 ranged from 7.10% to 8.00%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds the cash surrender value, Pruco Life of New Jersey will notify the Contract owner of its intent to terminate the Contract in 61 days, within which time the owner may repay all or enough of the loan to keep the Contract in force for a limited time. If the Contract owner fails to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See LAPSE AND REINSTATEMENT, page 20 and TAX TREATMENT OF CONTRACT BENEFITS - PRE-DEATH DISTRIBUTIONS, page 27.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the applicable investment option[s]. The reduction will be made in the same proportions as the value in each investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract fund but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred out of the subaccount[s] is credited with a rate which is less than the loan interest rate for the Contract year by no more than 1.5%, rather than with the actual rate of return of the subaccount[s] the fixed-rate option or the Real Property Account. Currently, Pruco Life of New Jersey credits such amounts with a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life of New Jersey fixes a new rate, the new interest rate will apply.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Consider the Form A Contract issued on a 35 year old male insured illustrated in the table on page T1 with an 8% gross investment return. Assume a $2,000 (5.5%) fixed-rate loan was made under this Contract at the end of

Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $4,581.76. This amount is lower than the cash value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.89% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is in force as fixed extended term insurance), Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

OPTIONS ON LAPSE

If a Contract lapses because the necessary premium has not been paid before the end of the grace period, some life insurance coverage may continue in effect or the owner may choose to surrender the Contract for its cash surrender value.

1. FIXED EXTENDED TERM INSURANCE. With two exceptions explained below, if the owner does not communicate at all with Pruco Life of New Jersey, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load and administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in force. This benefit is known as extended term insurance. If the owner requests, he or she will be told in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2. VARIABLE REDUCED PAID-UP INSURANCE. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load and administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See WHEN A CONTRACT BECOMES PAID-UP, page 17. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See CONTRACT LOANS, page 24. Acquisition of reduced paid-up insurance within the first 7 Contract years may result in the Contract becoming a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life of New Jersey's needs, within 3 months of the date of default; it will be available to such owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3. PAYMENT OF CASH SURRENDER VALUE. The owner can receive the cash surrender value by surrendering the Contract and making a written request in a form that meets Pruco Life of New Jersey's needs. If Pruco Life of New Jersey receives the request after the 61-day grace period has expired, the cash surrender value will be the net value of any extended term insurance then in force, or the net value of any reduced paid-up insurance then in force, less any Contract debt. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY

1. ORIGINAL CONTRACTS. At any time during the first 24 months after a Contract is issued, so long as the Contract is not in default, the owner may exchange it for an APPRECIABLE LIFE insurance policy on the insured's life issued by Pruco Life of New Jersey. This is a general account, universal-life type policy with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new policy's premium and death benefit will be the same as the original Contract's on the date of exchange. The new policy will also have the same issue date and risk classification for the insured as the original Contract. If the Contract fund value under the original Contract is greater than the tabular Contract fund value under the new policy, the difference will be credited to the Contract owner and carried over to the new policy. If the Contract fund value under the original Contract is less than the tabular Contract fund value under the new policy, a cash payment will be required from the exchanging owner.

The exchange will be effective when Pruco Life of New Jersey receives a written request in a form that meets its needs. Any outstanding Contract debt must be repaid on or before the effective date of the exchange.

The Contract owner may also exchange the Contract for an APPRECIABLE LIFE policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. The Company, in conjunction with the New Jersey Insurance Commissioner, will determine if a change in investment policy is material. For New York Contract owners, the Company will also consult the New York Superintendent of Insurance. The Contract owner will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later.

2. REVISED CONTRACTS. Under the revised Contracts, the only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract fund to the fixed-rate option at any time within the first 2 years from issue (or within 2 years of any increase in face amount with respect to the amount of insurance) without regard to the otherwise applicable limit of four transfers per year. See TRANSFERS, page 10. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy, as explained above. There is no right to exchange for an APPRECIABLE LIFE contract.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 213 Washington Street, Newark, New Jersey 07102-2992. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the scheduled premiums for the first year, no more than 12% of the scheduled premiums for the second, third, and fourth years, no more than 3% of the scheduled premiums for the fifth through tenth years, and no more than 2% of the scheduled premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in items 5 and 7 under CHARGES AND EXPENSES, page 11.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life of New Jersey believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in sections 7702 of the Internal Revenue Code ("the Code") and as long as the underlying investments for the Contract satisfy diversification requirements under section 817(h) of the Code. (For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)

Pruco Life of New Jersey believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that (1) except as noted below, the Contract owner should not be taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under section 101(a) of the Code.

However, section 7702 of the Code, which defines life insurance for tax purposes, gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the section. In this regard, proposed regulations governing mortality charges were issued in 1991, and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under section 817(d) relating to the definition of a variable contract.

Pruco Life of New Jersey intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

     A withdrawal (or partial surrender) generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal or partial surrender may be taxable if the Contract fund exceeds the total premiums paid less the untaxed portion of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

     Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determine the extent to which a withdrawal might be taxed.

     Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax.

2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under section 7702A of the Code. It is possible for this Contract to be classified as a Modified Endowment Contract under at least two circumstances: premiums in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed) during the first 7 Contract years. Moreover, the addition of a rider or the increase in the face amount of insurance after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Pruco Life of New Jersey representative.

     If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans, withdrawals and partial surrenders are includible in income to the extent that the Contract fund exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.

     In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10% of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

     Under certain circumstances, the Code requires two or more Modified Endowment Contracts issued during a calendar year period, to be treated as a single contract for purposes of applying the above rules.

WITHHOLDING

The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans incurred or continued to purchase or carry the Contract may be denied under section 163 of the Code as personal interest or under section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.

Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. The recently enacted Health Insurance Portability and Accountability Act of 1996 generally disallows tax deductions for interest on Contract debt on a business-owned insurance policy effective (with certain transitional rules) for interest paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The Code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.

The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PENSION PLANS

The Contracts may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. Such Contracts may be issued with a minimum face amount of $25,000, and increases and decreases in face amount may be effected in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums under such Contracts will be the same for male and female insureds of a particular age and underwriting classification. Illustrations reflecting such premiums and charges will be given to purchasers of Contracts issued in connection with qualified plans. Only certain of the riders normally available with the Contracts are available to Contracts issued in connection with qualified plans. See Riders, page 30. Moreover, variable reduced paid-up insurance and payment of cash surrender value are the only options on lapse available to Contracts issued in connection with qualified plans. See OPTIONS ON LAPSE, page 25. Finally, Contracts issued in connection with qualified plans may not invest in the Real Property Account.

Prior to purchase of a Contract in connection with a qualified plan, the applicable tax rules relating to such plans and life insurance thereunder should be examined in consultation with a qualified tax advisor.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE OF NEW JERSEY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE

PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Pruco Life of New Jersey's general assets. Sometimes this is referred to as Pruco Life of New Jersey's general account, which consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life of New Jersey reserves the right to change this practice. Pruco Life of New Jersey is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 10). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 21).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life of New Jersey may offer the Contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date or, with respect to any change in the Contract that requires Pruco Life of New Jersey's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, Pruco Life of New Jersey will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life of New Jersey will pay no more under the Contract than the sum of the premiums paid.

If the insured, whether sane or insane, dies by suicide within 2 years from the effective date of an increase in the face amount of insurance, Pruco Life of New Jersey will pay, with respect to the amount of the increase, no more than the sum of the scheduled premiums attributable to the increase.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These benefits will be described in what is known as a "rider" to the Contract. Charges for riders will be taken out of the Contract's Contract fund on each Monthly date. One rider pays an additional amount if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life of New Jersey representative authorized to sell the Contract can explain these riders further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract fund becomes sufficiently large, a time may come when Pruco Life of New Jersey will have the right to refuse to accept further premiums. See WHEN A CONTRACT BECOMES PAID-UP, page 17.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life of New Jersey is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life of New Jersey will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life of New Jersey will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life of New Jersey instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life of New Jersey will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life of New Jersey reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life of New Jersey may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required.

Contract owners will be notified of such substitution.

STATE REGULATION

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The financial statements included in this prospectus for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for years ended December 31, 1995 and December 31, 1994, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054- 0319.

On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Pruco Life of New Jersey. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Pam A.. Schiz, FSA, MAAA, Actuarial Director of Prudential whose opinion is filed as an exhibit to the registration statement.

LITIGATION

Several actions have been brought against Pruco Life of New Jersey alleging that Pruco Life of New Jersey and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life of New Jersey for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life of New Jersey that would have a material effect on its financial position.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life of New Jersey's office. The address and telephone number of which are set forth on the cover of this prospectus.

FINANCIAL STATEMENTS

The financial statements of Pruco Life of New Jersey included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.

                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

WILLIAM M. BETHKE, Director. -- President, Prudential Capital Markets Group since 1992.

IRA J. KLEINMAN, Director. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995:
President, Prudential Select; Prior to 1993: Senior Vice President of
Prudential.

MENDEL A. MELZER, Director. -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993: Managing Director, Prudential Investment Corporation.

ESTHER H. MILNES, President and Director. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services; Prior to 1993: Vice President and Associate Actuary of Prudential.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance; 1993 to 1994: President, Prudential International Insurance; Prior to 1993: Senior Vice President and Company Actuary of Prudential.

WILLIAM F. YELVERTON, Chairman and Director. --Chief Executive Officer, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, New York Life Worldwide.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN L. BLOUNT, Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for Prudential.

LINDA S. DOUGHERTY, Vice President, Comptroller and Chief Accounting Officer. -- Vice President and Comptroller, Prudential Individual Insurance Group since 1997; Prior to 1997: Vice President, Accounting, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; 1993 to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank; Prior to 1993: Operations Executive, Global Securities Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; 1994 to 1995: Associate General Counsel with Paine Webber; Prior to 1994: Assistant Director in the Division of Investment Management with the Securities and Exchange Commission.

FRANK P. MARINO, Senior Vice President. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

MARIO A. MOSSE, Senior Vice President. -- Vice President, Annuity Services, Prudential Investments since 1996; Prior to 1996: Vice President, Chase Manhattan Bank.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary. -- Vice President and Associate Actuary, Prudential.

KAREN L. SHAPIRO, Senior Vice President. -- Vice President, Prudential Individual Insurance Group since 1996; Vice President and Associate General Counsel, Prudential Securities Incorporated 1993 to 1996; Prior to 1993: Senior Associate with Shaw, Pittman, Potts and Trowbridge.

The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

* SUBSIDIARY OF PRUDENTIAL

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]............................................  $    7,533,217  $   22,924,378  $  154,712,919  $  332,374,136  $  103,313,807
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners.......................  $    7,421,584  $   22,863,510  $  154,471,448  $  332,222,571  $  102,839,654
  Equity of Pruco Life Insurance Company of New
    Jersey........................................         111,633          60,868         241,471         151,565         474,153
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $    7,533,217  $   22,924,378  $  154,712,919  $  332,374,136  $  103,313,807
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                                     SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received.................  $      363,402  $    1,454,249  $    3,521,308  $    9,673,291  $    4,036,315
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 5A].....          42,569         132,078         858,560       1,886,931         603,268
  Reimbursement for excess expenses [Note 5D].....          (3,019)        (10,852)       (157,857)       (768,611)       (184,407)
                                                    --------------  --------------  --------------  --------------  --------------
NET EXPENSES......................................          39,550         121,226         700,703       1,118,320         418,861
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)......................         323,852       1,333,023       2,820,605       8,554,971       3,617,454
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received............               0               0      13,675,629      31,237,057       6,285,583
  Realized gain on shares redeemed
    [average cost basis]..........................               0          57,067       1,912,078       1,665,484         631,625
  Net unrealized gain (loss) on investments.......               0        (466,074)      5,401,309      (2,307,005)        818,813
                                                    --------------  --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS....................               0        (409,007)     20,989,016      30,595,536       7,736,021
                                                    --------------  --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $      323,852  $      924,016  $   23,809,621  $   39,150,507  $   11,353,475
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14.

                                       A1

                                                                               SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------------------------------------
                                                         HIGH
                                                        YIELD           STOCK           EQUITY         NATURAL
                                                         BOND           INDEX           INCOME        RESOURCES         GLOBAL
                                                    --------------  --------------  --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $    5,680,277  $    9,838,393  $    7,287,168  $   12,902,193  $    2,787,237
                                                    --------------  --------------  --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $    5,683,327  $    9,830,363  $    7,267,961  $   12,887,058  $    2,779,454
  Equity of Pruco Life Insurance Company of New
    Jersey                                                  (3,050)          8,030          19,207          15,135           7,783
                                                    --------------  --------------  --------------  --------------  --------------
                                                    $    5,680,277  $    9,838,393  $    7,287,168  $   12,902,193  $    2,787,237
                                                    --------------  --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------  --------------
                                                                                        SMALL
                                                      GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                                        INCOME         JENNISON         STOCK
                                                    --------------  --------------  --------------
ASSETS
  Investment in shares of The Prudential Series
    Fund, Inc. Portfolios at net asset value [Note
    3]                                              $    1,075,088  $    1,550,011  $    1,005,294
                                                    --------------  --------------  --------------
NET ASSETS, representing:
  Equity of Contract owners                         $    1,057,047  $    1,500,416  $      978,207
  Equity of Pruco Life Insurance Company of New
    Jersey                                                  18,041          49,595          27,087
                                                    --------------  --------------  --------------
                                                    $    1,075,088  $    1,550,011  $    1,005,294
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------

                                                                       SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------
                                                         HIGH
                                                        YIELD           STOCK           EQUITY         NATURAL
                                                         BOND           INDEX           INCOME        RESOURCES
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $      536,584  $      157,666  $      228,477  $       78,273
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 5A]               32,893          49,728          38,393          68,140
  Reimbursement for excess expenses [Note 5D]                    0               0               0               0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                                32,893          49,728          38,393          68,140
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                               503,691         107,938         190,084          10,133
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                           0         110,782         227,495       1,512,619
  Realized gain on shares redeemed
    [average cost basis]                                    19,307          36,129          32,033          62,697
  Net unrealized gain (loss) on investments                 35,230       1,396,067         799,443       1,281,691
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                              54,537       1,542,978       1,058,971       2,857,007
                                                    --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $      558,228  $    1,650,916  $    1,249,055  $    2,867,140
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------
                                                                                                        SMALL
                                                                      GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                                        GLOBAL          INCOME         JENNISON         STOCK
                                                    --------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend distributions received                   $       60,041  $       68,050  $        2,497  $        5,334
EXPENSES
  Charges to Contract owners for assuming
    mortality risk and expense risk [Note 5A]               13,342           6,407           5,416           3,176
  Reimbursement for excess expenses [Note 5D]                    0               0               0               0
                                                    --------------  --------------  --------------  --------------
NET EXPENSES                                                13,342           6,407           5,416           3,176
                                                    --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                                46,699          61,643          (2,919)          2,158
                                                    --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received                      42,205               0               0          17,146
  Realized gain on shares redeemed
    [average cost basis]                                    12,503           4,623           3,547             475
  Net unrealized gain (loss) on investments                291,245         (45,207)        125,105          74,217
                                                    --------------  --------------  --------------  --------------
NET GAIN (LOSS) ON INVESTMENTS                             345,953         (40,584)        128,652          91,838
                                                    --------------  --------------  --------------  --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $      392,652  $       21,059  $      125,733  $       93,996
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14.

                                       A2

                           FINANCIAL STATEMENTS OF
             PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                              SUBACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                                         MONEY                                        DIVERSIFIED
                                                         MARKET                                           BOND
                                     ----------------------------------------------  ----------------------------------------------
                                          1996            1995            1994            1996            1995            1994
                                     --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)...... $      323,852  $      356,393  $      231,113  $    1,333,023  $    1,240,421  $    1,083,068
  Capital gains distributions
    received........................              0               0               0               0          46,623          41,781
  Realized gain on shares redeemed
    [average cost basis]............              0               0               0          57,067          20,406            (104)
  Net unrealized gain (loss) on
    investments.....................              0               0               0        (466,074)      2,276,752      (1,843,417)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.........        323,852         356,393         231,113         924,016       3,584,202        (718,672)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]..........................         72,004        (230,261)        346,388         710,146        (301,132)       (516,748)
                                     --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]..........................         32,909          54,650         (14,326)         14,080         (64,049)         30,158
                                     --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................        428,765         180,782         563,175       1,648,242       3,219,021      (1,205,262)

NET ASSETS:
  Beginning of year.................      7,104,452       6,923,670       6,360,495      21,276,136      18,057,115      19,262,377
                                     --------------  --------------  --------------  --------------  --------------  --------------
  End of year....................... $    7,533,217  $    7,104,452  $    6,923,670  $   22,924,378  $   21,276,136  $   18,057,115
                                     --------------  --------------  --------------  --------------  --------------  --------------
                                     --------------  --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14.

                                       A3

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                                                         FLEXIBLE
                                                          EQUITY                         MANAGED
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $    2,820,605  $    1,989,741  $    1,856,844  $    8,554,971
  Capital gains distributions
    received                              13,675,629       4,749,315       4,322,517      31,237,057
  Realized gain on shares redeemed
    [average cost basis]                   1,912,078         544,107         515,498       1,665,484
  Net unrealized gain (loss) on
    investments                            5,401,309      24,536,585      (4,328,575)     (2,307,005)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS               23,809,621      31,819,748       2,366,284      39,150,507
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]                                (4,594,683)       (302,145)       (624,287)     (4,012,445)
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]                                   266,385         (82,656)        (81,783)        (30,235)
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  19,481,323      31,434,947       1,660,214      35,107,827

NET ASSETS:
  Beginning of year                      135,231,596     103,796,649     102,136,435     297,266,309
                                      --------------  --------------  --------------  --------------
  End of year                         $  154,712,919  $  135,231,596  $  103,796,649  $  332,374,136
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                       CONSERVATIVE
                                                                                         BALANCED
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $    7,690,078  $    5,619,063  $    3,617,454  $    3,339,301  $    2,486,229
  Capital gains distributions
    received                              12,349,890       6,536,164       6,285,583       3,199,302         863,296
  Realized gain on shares redeemed
    [average cost basis]                     862,723         469,942         631,625         395,934          84,451
  Net unrealized gain (loss) on
    investments                           35,084,463     (20,633,412)        818,813       6,759,491      (4,531,190)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS               55,987,154      (8,008,243)     11,353,475      13,694,028      (1,097,214)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]                                 7,645,276      10,588,266      (2,779,707)       (668,617)      1,744,736
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]                                   (84,390)         28,940         307,568        (183,597)        139,892
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                  63,548,040       2,608,963       8,881,336      12,841,814         787,414
NET ASSETS:
  Beginning of year                      233,718,269     231,109,306      94,432,471      81,590,657      80,803,243
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $  297,266,309  $  233,718,269  $  103,313,807  $   94,432,471  $   81,590,657
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14.

                                       A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                             SUBACCOUNTS
                                    ----------------------------------------------------------------------------------------------
                                                         HIGH
                                                        YIELD                                           STOCK
                                                         BOND                                           INDEX
                                    ----------------------------------------------  ----------------------------------------------
                                         1996            1995            1994            1996            1995            1994
                                    --------------  --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)..... $      503,691  $      501,590  $      446,386  $      107,938  $       92,026  $       80,268
  Capital gains distributions
    received.......................              0               0               0         110,782          48,903           6,533
  Realized gain on shares redeemed
    [average cost basis]...........         19,307          22,462          52,883          36,129          18,971          34,397
  Net unrealized gain (loss) on
    investments....................         35,230         262,552        (661,387)      1,396,067       1,528,471        (106,816)
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS........        558,228         786,604        (162,118)      1,650,916       1,688,371          14,382
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7].........................       (162,806)       (172,703)       (144,528)      1,266,103         794,158          64,430
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8].........................         (5,301)        (11,093)       (156,329)          8,647         (10,835)          3,553
                                    --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS...........................        390,121         602,808        (462,975)      2,925,666       2,471,694          82,365

NET ASSETS:
  Beginning of year................      5,290,156       4,687,348       5,150,323       6,912,727       4,441,033       4,358,668
                                    --------------  --------------  --------------  --------------  --------------  --------------
  End of year...................... $    5,680,277  $    5,290,156  $    4,687,348  $    9,838,393  $    6,912,727  $    4,441,033
                                    --------------  --------------  --------------  --------------  --------------  --------------
                                    --------------  --------------  --------------  --------------  --------------  --------------

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14.

                                       A5

                                                         SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------
                                                          EQUITY                         NATURAL
                                                          INCOME                        RESOURCES
                                      ----------------------------------------------  --------------
                                           1996            1995            1994            1996
                                      --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)        $      190,084  $      170,557  $      121,856  $       10,133
  Capital gains distributions
    received                                 227,495         244,033         215,095       1,512,619
  Realized gain on shares redeemed
    [average cost basis]                      32,033           9,122          30,957          62,697
  Net unrealized gain (loss) on
    investments                              799,443         507,923        (353,186)      1,281,691
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                1,249,055         931,635          14,722       2,867,140
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]                                   230,617         697,170       1,011,765         555,951
                                      --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]                                   (10,223)         (1,918)         (6,373)          5,189
                                      --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   1,469,449       1,626,887       1,020,114       3,428,280

NET ASSETS:
  Beginning of year                        5,817,719       4,190,832       3,170,718       9,473,913
                                      --------------  --------------  --------------  --------------
  End of year                         $    7,287,168  $    5,817,719  $    4,190,832  $   12,902,193
                                      --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------


                                                                                         GLOBAL**
                                                                      ----------------------------------------------

                                           1995            1994            1996            1995            1994
                                      --------------  --------------  --------------  --------------  --------------
OPERATIONS:
  Net investment income (loss)        $       58,126  $       28,372  $       46,699  $       15,181  $         (375)
  Capital gains distributions
    received                                 430,971         149,531          42,205          29,689             357
  Realized gain on shares redeemed
    [average cost basis]                      10,519          12,569          12,503           6,264           1,151
  Net unrealized gain (loss) on
    investments                            1,451,364        (556,096)        291,245         152,195         (60,675)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                1,950,980        (365,624)        392,652         203,329         (59,542)
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]                                   203,566         372,914         728,542         323,710       1,200,810
                                      --------------  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]                                    13,079         (24,609)        (18,517)        (48,166)         64,419
                                      --------------  --------------  --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   2,167,625         (17,319)      1,102,677         478,873       1,205,687
NET ASSETS:
  Beginning of year                        7,306,288       7,323,607       1,684,560       1,205,687               0
                                      --------------  --------------  --------------  --------------  --------------
  End of year                         $    9,473,913  $    7,306,288  $    2,787,237  $    1,684,560  $    1,205,687
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------
                                                                                       **Commenced
                                                                                         Business
                                                                                        on 5/1/94

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14.

                                       A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996, 1995 and 1994

                                                                       SUBACCOUNTS
                                      ------------------------------------------------------------------------------
                                                        GOVERNMENT                              PRUDENTIAL
                                                          INCOME                                JENNISON*
                                      ----------------------------------------------  ------------------------------
                                           1996            1995            1994            1996            1995
                                      --------------  --------------  --------------  --------------  --------------

OPERATIONS:
  Net investment income (loss)......  $       61,643  $       57,628  $       53,371  $       (2,919) $         (632)
  Capital gains distributions
    received........................               0               0               0               0               0
  Realized gain on shares redeemed
    [average cost basis]............           4,623           3,821           1,445           3,547               0
  Net unrealized gain (loss) on
    investments.....................         (45,207)        100,163        (114,096)        125,105          18,835
                                      --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS.........          21,059         161,612         (59,280)        125,733          18,203
                                      --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]..........................          20,021           6,352         (91,023)        990,676         376,388
                                      --------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]..........................          16,385         (29,818)         16,688          35,740           3,271
                                      --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS............................          57,465         138,146        (133,615)      1,152,149         397,862

NET ASSETS:
  Beginning of year.................       1,017,623         879,477       1,013,092         397,862               0
                                      --------------  --------------  --------------  --------------  --------------
  End of year.......................  $    1,075,088  $    1,017,623  $      879,477  $    1,550,011  $      397,862
                                      --------------  --------------  --------------  --------------  --------------
                                      --------------  --------------  --------------  --------------  --------------
                                                                                                *Commenced
                                                                                                 Business
                                                                                                on 5/1/95

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14.

                                       A7

                                         SUBACCOUNTS (CONTINUED)
                                      ------------------------------
                                                  SMALL
                                              CAPITALIZATION
                                                  STOCK*
                                      ------------------------------
                                           1996            1995
                                      --------------  --------------

OPERATIONS:
  Net investment income (loss)        $        2,158  $          217
  Capital gains distributions
    received                                  17,146           1,651
  Realized gain on shares redeemed
    [average cost basis]                         475               0
  Net unrealized gain (loss) on
    investments                               74,217           9,905
                                      --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS                   93,996          11,773
                                      --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [NOTE 7]                                   711,886         162,907
                                      --------------  --------------

NET INCREASE (DECREASE) IN NET
  ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [NOTE 8]                                    17,290           7,442
                                      --------------  --------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     823,172         182,122

NET ASSETS:
  Beginning of year                          182,122               0
                                      --------------  --------------
  End of year                         $    1,005,294  $      182,122
                                      --------------  --------------
                                      --------------  --------------
                                                *Commenced
                                                 Business
                                                on 5/1/95

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14.

                                       A8

                        NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
                     FOR THE YEARS ENDED DECEMBER 31, 1996

NOTE 1:  GENERAL

Pruco Life of New Jersey Variable Appreciable Account ("the Account") was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. The two products that invest in the Account are Pruco Life of New Jersey Variable Appreciable Life ("VAL") and Pruco Life of New Jersey PRUvider Variable Appreciable Life ("PRUvider").

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

New sales of the VAL product, which invests in the Account, were discontinued as of May 1, 1992. However, premium payments made by current Contract owners will continue to be received by the Account.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

Equity of Pruco Life Insurance Company of New Jersey--Pruco Life of New Jersey maintains a position in the Account for the purpose of administering activity in the Account. The activity includes unit transactions, fund share transactions, and expense processing. Pruco Life of New Jersey monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life of New Jersey may owe an amount to the Account, which is reflected in Pruco Life of New Jersey's equity as a negative balance. The position does not have an effect on the Contract owner's account or the related unit value.

                                       A9

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1996 were as follows:

                                                     PORTFOLIOS
                    ----------------------------------------------------------------------------
                        MONEY       DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                       MARKET          BOND           EQUITY         MANAGED         BALANCED
                    -------------  -------------  --------------  --------------  --------------
Number of shares:         753,322      2,071,712       5,737,569      18,685,690       6,658,079
Net asset value
per share:          $    10.00000  $    11.06543  $     26.96489  $     17.78763  $     15.51706
Cost:               $   7,533,217  $  22,043,245  $  107,363,438  $  290,510,240  $   91,751,530

                                               PORTFOLIOS (CONTINUED)
                            ------------------------------------------------------------
                                HIGH
                                YIELD          STOCK          EQUITY         NATURAL
                                BOND           INDEX          INCOME        RESOURCES
                            -------------  -------------  --------------  --------------
Number of shares:                 721,994        414,340         393,692         652,766
Net asset value per share:  $     7.86749  $    23.74471  $     18.50982  $     19.76541
Cost:                       $   5,365,337  $   6,234,425  $    6,004,924  $   10,368,718


                                               PORTFOLIOS (CONTINUED)
                            ------------------------------------------------------------
                                                                              SMALL
                                            GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                               GLOBAL         INCOME         JENNISON         STOCK
                            -------------  -------------  --------------  --------------
Number of shares:                 156,106         95,810         108,217          72,890
Net asset value per share:  $    17.85474  $    11.22109  $     14.32319  $     13.79187
Cost:                       $   2,404,472  $   1,066,537  $    1,406,071  $      921,172

                                      A10

NOTE 4:  CONTRACT OWNER UNIT INFORMATION

Outstanding Contract owner units, unit values and total value of Contract owner equity for the year ended December 31, 1996 were as follows:

                                                             SUBACCOUNTS
                    ---------------------------------------------------------------------------------------------
                          MONEY           DIVERSIFIED                            FLEXIBLE         CONSERVATIVE
                         MARKET              BOND              EQUITY             MANAGED           BALANCED
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
 Units Outstanding
 (VAL):...........      4,230,558.478      8,671,094.946     28,922,687.765     87,958,937.501     30,989,074.232
Unit value
  (VAL):..........  $         1.75428  $         2.63675  $         5.34084  $         3.68167  $         3.09975
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity (VAL):...  $       7,421,584  $      22,863,510  $     154,471,448  $     323,835,781  $      96,058,382
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Units
  Outstanding
  (PRUvider):.....                N/A                N/A                N/A      3,269,346.631      3,069,365.344
Unit value
  (PRUvider):.....                N/A                N/A                N/A  $         2.56528  $         2.20934
                    -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
  Equity
  (PRUvider):.....                N/A                N/A                N/A  $       8,386,790  $       6,781,272
                    -----------------  -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT
OWNER EQUITY:.....  $       7,421,584  $      22,863,510  $     154,471,448  $     332,222,571  $     102,839,654
                    -----------------  -----------------  -----------------  -----------------  -----------------
                    -----------------  -----------------  -----------------  -----------------  -----------------

                                                     SUBACCOUNTS (CONTINUED)
                            --------------------------------------------------------------------------
                                  HIGH
                                  YIELD              STOCK             EQUITY             NATURAL
                                  BOND               INDEX             INCOME            RESOURCES
                            -----------------  -----------------  -----------------  -----------------
Contract Owner Units
 Outstanding (VAL):.......      2,612,771.278      3,201,342.703      2,274,856.382      4,310,744.791
Unit value (VAL):.........  $         2.17521  $         3.07070  $         3.19491  $         2.98952
                            -----------------  -----------------  -----------------  -----------------
Contract Owner Equity
  (VAL):..................  $       5,683,326  $       9,830,363  $       7,267,961  $      12,887,058
                            -----------------  -----------------  -----------------  -----------------
Contract Owner Units
  Outstanding
  (PRUvider):.............                N/A                N/A                N/A                N/A
Unit value (PRUvider):....                N/A                N/A                N/A                N/A
                            -----------------  -----------------  -----------------  -----------------
Contract Owner Equity
  (PRUvider):.............                N/A                N/A                N/A                N/A
                            -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT OWNER
EQUITY:...................  $       5,683,326  $       9,830,363  $       7,267,961  $      12,887,058
                            -----------------  -----------------  -----------------  -----------------
                            -----------------  -----------------  -----------------  -----------------


                                                     SUBACCOUNTS (CONTINUED)
                            --------------------------------------------------------------------------
                                                                                           SMALL
                                                  GOVERNMENT         PRUDENTIAL       CAPITALIZATION
                                 GLOBAL             INCOME            JENNISON             STOCK
                            -----------------  -----------------  -----------------  -----------------
Contract Owner Units
 Outstanding (VAL):.......      2,092,379.586        581,706.193      1,053,440.724        687,778.798
Unit value (VAL):.........  $         1.32837  $         1.81715  $         1.42430  $         1.42227
                            -----------------  -----------------  -----------------  -----------------
Contract Owner Equity
  (VAL):..................  $       2,779,454  $       1,057,047  $       1,500,416  $         978,207
                            -----------------  -----------------  -----------------  -----------------
Contract Owner Units
  Outstanding
  (PRUvider):.............                N/A                N/A                N/A                N/A
Unit value (PRUvider):....                N/A                N/A                N/A                N/A
                            -----------------  -----------------  -----------------  -----------------
Contract Owner Equity
  (PRUvider):.............                N/A                N/A                N/A                N/A
                            -----------------  -----------------  -----------------  -----------------
TOTAL CONTRACT OWNER
EQUITY:...................  $       2,779,454  $       1,057,047  $       1,500,416  $         978,207
                            -----------------  -----------------  -----------------  -----------------
                            -----------------  -----------------  -----------------  -----------------

                                      A11

NOTE 5:  CHARGES AND EXPENSES

A.  Mortality Risk and Expense Risk Charges

    The mortality risk and expense risk charges at an effective annual rate of 0.60% and 0.90% are applied daily against the net assets representing equity of VAL and PRUvider Contract owners held in each subaccount, respectively. Mortality risk is that Contract holders may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1996, the amount of these charges paid to Pruco Life of New Jersey was $3,627,280 for VAL and $113,587 for PRUvider.

B.  Deferred Sales Charge

    Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1996, the amount of these charges paid to Pruco Life of New Jersey was $436,237.

C.  Partial Withdrawal Charge

    A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. For 1996, the amount of these charges paid to Pruco Life of New Jersey was $12,860.

D.  Expense Reimbursement

    Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund. For 1996, the amount of these reimbursements totaled $1,124,747.

E.  Cost of Insurance Charges

    Contract holder contributions are applied to the Account net of the following charges: transaction costs, premium taxes, sales loads, monthly administration charges, and death benefit risk charges. During 1996, Pruco Life Insurance Company of New Jersey, received a total of $940,839, $1,291,794, $62,458, $2,954,372, and $573,029 respectively, for these charges.

NOTE 6:  TAXES

    Pruco Life of New Jersey is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the account form a part of and are taxed with those of Pruco Life of New Jersey. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded.

                                      A12

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

Contract owner activity in the subaccounts of the Account, for the year ended December 31, 1996, was as follows:

                                                  SUBACCOUNTS
                --------------------------------------------------------------------------------
                    MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                    MARKET           BOND           EQUITY           MANAGED         BALANCED
                --------------  --------------  ---------------  ---------------  --------------
Contract Owner
Contributions,
net:            $    3,188,087  $    7,916,245  $    29,207,675  $    32,612,223  $   15,200,979
Contract Owner
Redemptions:    $   (3,484,089) $   (8,676,755) $   (34,129,547) $   (35,135,228) $  (16,449,929)
Net Transfers
from(to) other
subaccounts or
fixed rate
option:         $      367,106  $    1,470,656  $       327,189  $    (1,489,440) $   (1,530,757)

                                            SUBACCOUNTS (CONTINUED)
                        ----------------------------------------------------------------
                             HIGH
                            YIELD           STOCK           EQUITY           NATURAL
                             BOND           INDEX           INCOME          RESOURCES
                        --------------  --------------  ---------------  ---------------
Contract Owner
Contributions, net:     $      834,540  $    1,464,240  $     1,250,064  $       771,481
Contract Owner
Redemptions:            $     (935,706) $   (1,636,270) $    (1,332,586) $      (806,501)
Net Transfers from(to)
other subaccounts or
fixed rate option:      $      (61,640) $    1,438,133  $       313,139  $       590,971


                                            SUBACCOUNTS (CONTINUED)
                        ----------------------------------------------------------------
                                                                              SMALL
                                          GOVERNMENT      PRUDENTIAL     CAPITALIZATION
                            GLOBAL          INCOME         JENNISON           STOCK
                        --------------  --------------  ---------------  ---------------
Contract Owner
Contributions, net:     $      559,468  $      404,600  $       273,459  $       208,580
Contract Owner
Redemptions:            $     (628,718) $     (435,544) $      (265,371) $      (167,975)
Net Transfers from(to)
other subaccounts or
fixed rate option:      $      797,792  $       50,965  $       982,588  $       671,281

NOTE 8:  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life of New Jersey to (from) the Account.

                                      A13

NOTE 9:  UNIT ACTIVITY

Transactions in units (including transfers among subaccounts), for the year ended December 31, 1996, were as follows:

                                                           SUBACCOUNTS
                  ---------------------------------------------------------------------------------------------
                        MONEY           DIVERSIFIED                            FLEXIBLE         CONSERVATIVE
                       MARKET              BOND              EQUITY             MANAGED           BALANCED
                  -----------------  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:        2,067,686.082      3,755,677.510      6,112,975.595     10,117,095.280      5,634,628.443
Contract Owner
Redemptions:         (2,029,029.681)    (3,461,752.426)    (7,049,532.365)   (10,999,911.624)    (6,423,986.641)

                                           SUBACCOUNTS (CONTINUED)
                  --------------------------------------------------------------------------
                        HIGH
                        YIELD              STOCK             EQUITY             NATURAL
                        BOND               INDEX             INCOME            RESOURCES
                  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:          403,244.799      1,047,108.655        553,465.912        491,356.339
Contract Owner
Redemptions:           (482,427.994)      (588,444.149)      (471,164.465)      (297,716.723)


                                           SUBACCOUNTS (CONTINUED)
                  --------------------------------------------------------------------------
                                                                                 SMALL
                                        GOVERNMENT         PRUDENTIAL       CAPITALIZATION
                       GLOBAL             INCOME            JENNISON             STOCK
                  -----------------  -----------------  -----------------  -----------------
Contract Owner
Contributions:        1,115,469.741        259,498.442        941,954.954        670,574.605
Contract Owner
Redemptions:           (515,088.646)      (246,632.070)      (200,565.524)      (127,177.545)

NOTE 10:  PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Series Fund, Inc. were as follows:

                                                      PORTFOLIOS
                    ------------------------------------------------------------------------------
                        MONEY        DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                    --------------  --------------  --------------  --------------  --------------
For the year ended
December 31, 1996
Purchases.........  $    1,246,000  $    1,787,000  $      585,000  $    3,974,000  $    1,320,000
Sales.............  $   (1,195,000) $   (1,184,000) $   (5,614,000) $   (9,135,000) $   (4,211,000)

                                        PORTFOLIOS (CONTINUED)
                    --------------------------------------------------------------
                         HIGH
                        YIELD           STOCK           EQUITY         NATURAL
                         BOND           INDEX           INCOME        RESOURCES
                    --------------  --------------  --------------  --------------
For the year ended
December 31, 1996
Purchases.........  $       49,000  $    1,311,000  $      415,000  $      752,000
Sales.............  $     (250,000) $     (103,000) $     (233,000) $     (259,000)


                                        PORTFOLIOS (CONTINUED)
                    --------------------------------------------------------------
                                                                        SMALL
                                      GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                        GLOBAL          INCOME         JENNISON         STOCK
                    --------------  --------------  --------------  --------------
For the year ended
December 31, 1996
Purchases.........  $      813,000  $      176,000  $    1,076,000  $      747,000
Sales.............  $     (121,000) $     (146,000) $      (55,000) $      (21,000)

NOTE 11:  RELATED PARTY TRANSACTIONS

Prudential has purchased multiple individual VAL contracts of the Account insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. Net premium payments of approximately $2.9 million for the year ended December 31, 1996 were directed to the Flexible Managed subaccount. Equity of Contract owners in that subaccount at December 31, 1996 includes approximately $119.4 million owned by Prudential.

                                      A14

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Subaccount, Diversified Bond Subaccount, Equity Subaccount, Flexible Managed Subaccount, Conservative Balanced Subaccount, High Yield Bond Subaccount, Stock Index Subaccount, Equity Income Subaccount, Natural Resources Subaccount, Global Subaccount, Government Income Subaccount, Prudential Jennison Subaccount and Small Capitalization Stock Subaccount of Pruco Life of New Jersey Variable Appreciable Account at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1996, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
March 31, 1997

                                      A15

INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable
Account and the Board of Directors
of Pruco Life Insurance Company of New Jersey
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of Pruco Life of New Jersey Variable Appreciable Account of Pruco Life Insurance Company of New Jersey (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Prudential Jennison, and Small Capitalization Stock subaccounts) for each of the periods presented for each of the two years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life of New Jersey Variable Appreciable Account for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                      A16






                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        STATEMENTS OF FINANCIAL POSITION

                                                               DECEMBER 31,
                                                          1996          1995
                                                       ----------    ----------
                                                                (000'S)
ASSETS
Fixed maturities - Available for sale                  $  555,898    $  513,433
Policy loans                                              113,918        98,194
Short term investments                                     17,002        45,308
                                                       ----------    ----------
               Total invested assets                      686,818       656,935
                                                       ----------    ----------
Cash                                                        3,928          --
Deferred policy acquisition costs                         106,965        96,031
Premiums due                                                  401           344
Accrued investment income                                  12,908        11,579
Receivable from affiliates                                   --           3,616
Federal income tax receivable                                --              69
Other assets                                                1,335           281
Separate Account assets                                   883,261       789,427
                                                       ----------    ----------
TOTAL ASSETS                                           $1,695,616    $1,558,282
                                                       ==========    ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits and other policyholders'        $  100,663    $   92,045
 liabilities
Policyholders' account balances                           375,448       375,193
Federal income tax payable                                  1,970          --
Deferred federal income tax payable                        24,175        23,809
Payable to affiliate                                        6,059         5,375
Other liabilities                                          11,990         6,279
Separate Account liabilities                              880,065       787,566
                                                       ----------    ----------
TOTAL LIABILITIES                                       1,400,370     1,290,267
                                                       ----------    ----------
CONTINGENCIES - NOTE 9
STOCKHOLDER'S EQUITY
Common Stock, $5 par value;
        400,000 shares,
        authorized; issued and
        outstanding at December 31, 1996 and 1995           2,000         2,000
Paid-in-capital                                           125,000       125,000
Net unrealized investment gains (less deferred income       2,032         6,588
tax)
Retained earnings                                         166,214       134,427
                                                       ----------    ----------
TOTAL STOCKHOLDER'S EQUITY                                295,246       268,015
                                                       ----------    ----------
TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY                                   $1,695,616    $1,558,282
                                                       ==========    ==========

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                            STATEMENTS OF OPERATIONS

                                                           YEAR ENDED
                                                           DECEMBER 31,
                                                    1996      1995      1994
                                                  ----------------------------
                                                             (000'S)
REVENUES

Premiums                                          $  1,345  $  1,042  $  1,869
Policy charges and fee income                       58,571    59,515    55,021
Net investment income                               43,784    43,530    42,357
Realized investment gains(losses)                    1,221     3,592    (8,310)
Other income                                         4,047     3,900     3,201
                                                  ----------------------------

TOTAL REVENUES                                     108,968   111,579    94,138
                                                  ----------------------------

BENEFITS AND EXPENSES

Policyholders' benefits                             28,653    26,331    22,788
Interest credited to policyholders' account         20,069    21,364    22,151
  balances
Other operating costs and expenses                  12,848    21,881    23,716
                                                  ----------------------------

TOTAL BENEFITS AND EXPENSES                         61,570    69,576    68,655
                                                  ----------------------------

Income before income tax provision                  47,398    42,003    25,483

Income tax provision                                15,611    15,002     9,483
                                                  ----------------------------

NET INCOME                                        $ 31,787  $ 27,001  $ 16,000
                                                  ============================

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                       STATEMENTS OF STOCKHOLDER'S EQUITY

                                                              YEAR ENDED
                                                              DECEMBER 31,
                                                      1996       1995        1994
                                                   --------------------------------
                                                                (000'S)
COMMON STOCK

Balance, beginning of year                         $   2,000   $   2,000   $  2,000
Issued during year                                      --          --         --
                                                   --------------------------------

Balance, end of year                                   2,000       2,000      2,000
                                                   --------------------------------

PAID IN CAPITAL

Balance, beginning of year                           125,000     125,000    125,000
Paid in during year                                     --          --         --
                                                   --------------------------------

Balance, end of year                                 125,000     125,000    125,000
                                                   --------------------------------

NET UNREALIZED INVESTMENT GAINS (LESS DEFERRED
     INCOME TAX)

Balance, beginning of year                             6,588        --         --
Adoption of SFAS 115                                    --       (11,189)      --
Net change in unrealized investment gains(losses)     (4,556)     17,777       --
                                                   --------------------------------

Balance, end of year                                   2,032       6,588       --
                                                   --------------------------------

RETAINED EARNINGS

Balance, beginning of year                           134,427     107,426     91,426
Net income                                            31,787      27,001     16,000
                                                   --------------------------------

Balance, end of year                                 166,214     134,427    107,426
                                                   --------------------------------

TOTAL STOCKHOLDER'S EQUITY                         $ 295,246   $ 268,015   $234,426
                                                   ================================

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                            STATEMENTS OF CASH FLOWS

                                                                               YEAR ENDED
                                                                               DECEMBER 31,
                                                                      1996        1995        1994
                                                                    ---------------------------------
                                                                                 (000'S)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                          $  31,787   $  27,001   $  16,000
Adjustments to reconcile net income to net cash from
     operating activities:
     Increase in future policy benefits and other policyholders'        8,618         900       3,936
       liabilities
     General account policy fee income                                 (9,963)    (11,931)     (7,744)
     Interest credited to policyholders' account balances              20,069      21,364      22,151
     Net decrease (increase) in Separate Accounts                      (1,335)        260        (310)
     Net realized investment (gains)losses                             (1,221)     (3,592)      8,310
     Amortization and other non-cash items                              8,908      (6,839)      3,778
     Change in:
         Accrued investment income                                     (1,329)       (317)       (679)
         Premiums due                                                     (57)         41          26
         Receivable from affiliates                                     3,616      (1,789)       (132)
         Deferred policy acquisition costs                            (10,934)      9,074       4,727
         Other assets                                                    (985)      1,287       2,759
         Payable to affiliate                                             684         807      (3,798)
         Federal income tax payable                                     1,970       8,328      (7,869)
         Deferred federal income tax payable                              366       3,460      (1,183)
         Other liabilities                                              5,711        (304)      2,988
                                                                    ---------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES                                   55,905      47,750      42,960
                                                                    ---------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
             Held to maturity                                            --          --       705,888
             Available for sale                                       901,775     553,681        --
     Payments for the purchase of:
         Fixed maturities:
             Held to maturity                                            --          --      (658,008)
             Available for sale                                      (956,483)   (522,757)       --
     Policy loans                                                     (15,724)    (12,917)    (15,511)
     Net proceeds (payments) of short term investments                 28,306      (3,613)    (12,095)
                                                                    ---------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES                                  (42,126)     14,394      20,274
                                                                    ---------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                     16,754      18,348      22,336
          Withdrawals (net of transfers to/from separate accounts)    (26,605)    (80,509)    (85,590)
                                                                    ---------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES                                   (9,851)    (62,161)    (63,254)
                                                                    ---------------------------------
     Net increase(decrease) in Cash                                     3,928         (17)        (20)
     Cash, beginning of year                                             --            17          37
                                                                    ---------------------------------
CASH , END OF YEAR                                                  $   3,928   $       0   $      17
                                                                    =================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes paid                                             $  11,673   $   7,900   $  17,679
                                                                    =================================

                      SEE NOTES TO THE FINANCIAL STATEMENTS

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRINCIPLES

A. GENERAL

Pruco Life Insurance Company of New Jersey (the Company), a stock life insurance company domiciled in New Jersey, is an indirect subsidiary of The Prudential Insurance Company of America (Prudential), a mutual life insurance company, and a direct subsidiary of Pruco Life Insurance Company (Pruco Life), a stock life insurance company domiciled in the state of Arizona. The Company markets individual life insurance and annuities through Prudential's sales force.

B. BASIS OF PRESENTATION

The Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", as amended by Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", effective for fiscal years beginning after December 15, 1995. Financial statements of mutual life insurance companies, and their wholly owned stock life insurance subsidiaries, for periods beginning after December 15, 1995 which are prepared on the basis of statutory accounting practices will no longer be characterized as in conformity with generally accepted accounting principles (GAAP). As a result, the Company has prepared its 1996 financial statements in accordance with all applicable GAAP pronouncements. The 1995 and 1994 financial statements, which were previously prepared on the statutory basis of accounting, have been restated in accordance with GAAP. The cumulative effect of adopting GAAP as of January 1, 1994 was an increase in retained earnings of $63.6 million. See Note 7 for a reconciliation of the Company's surplus and net income determined in accordance with statutory accounting practices with equity and net income determined on a GAAP basis.

On January 1, 1995, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement decreased stockholder's equity by $11.2 million net of deferred income tax benefit of $6.3 million. In 1994 prior to the adoption of SFAS 115, all fixed maturities were carried at amortized cost.

C. INVESTMENTS

Fixed Maturities - Where the Company may not have the positive intent to hold fixed maturities until maturity, the securities are classified as "Available for Sale." These securities are reported at market value based principally on their quoted market prices. The associated unrealized gains and losses, net of income taxes and deferred policy acquisition costs, are included as a component of equity or if deemed to be other than temporary, are included as a realized loss.

Policy Loans are stated primarily at unpaid principal balances.

Realized Investment Gains and Losses are reported based on specific identification of the investments sold.

Short-term investments are fixed maturities that mature within one year, and are reported at estimated fair value.

D. REVENUE RECOGNITION AND RELATED EXPENSES

Universal life contracts are long duration life insurance contracts that involve significant mortality and morbidity risk with both fixed and guaranteed terms. Investment contracts, such as deferred annuities, are long duration contracts that do not subject the insurance enterprise to risks arising from policyholder mortality or morbidity. Amounts received as payments for these contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist primarily of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration fees and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

Premiums, policy benefits and claims from individual life policies and payout annuities, generally are recognized in operations when due.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

E. DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions and other costs which vary with and are primarily related to the production or acquisition of new business. Acquisition costs related to universal life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality, expense margins and surrender charges based on historical and anticipated future experience. As required, amortization expense also includes the impact of revised estimates to expected gross profits, which is the basis for amortizing deferred policy acquisition costs. Amortization of deferred policy acquisition costs, including the impact of revised estimates of gross profits, was $(2.2) million, $8.9 million, and $11.0 million for the years ended December 31, 1996, 1995, and 1994, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect on the deferred policy acquisition asset that would result from realization of unrealized investment gains(losses) is recognized with an offset to unrealized investment gains(losses) in stockholder's equity.

F. FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES

Benefit reserve liabilities for payout annuities such as matured deferred annuities and supplementary contracts represent the present values of estimated future benefits payments and related expenses. Present values for matured deferred annuity contracts are computed using interest rates ranging from 6.5% to 8.75%. The mortality assumption for these contracts is the 83 IAM tables. Reserves for supplementary contracts are stated at interest rates that vary from 7.25% to 8.25% using mortality and morbidity assumptions either from company experience or various actuarial tables.

When liabilities for future policy benefits plus the present value of expected future gross deposits are insufficient to provide expected future policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established as a charge to income.

Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross deposits plus interest credited less expense and mortality charges and withdrawals.

Interest crediting rates on life insurance products range from 3.4% to 6.6%.

G. SEPARATE ACCOUNTS

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. All Separate Account assets are carried at market value. Deposits to all Separate Accounts are reported as increases in Separate Account liabilities, which equal the Separate Account policy account fund values. Charges assessed against policyholders' account balances for mortality, policy administration and surrender charges are included in policy charges and fee income. Mortality and expense risk charges are applied against the policyholders' account balance. The Separate Account assets are legally segregated and are not subject to claims that arise out of any other business of the Company.

H. ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

2. FIXED MATURITIES

Gross unrealized gains and losses for securities, by major security type, are as follows:

                               DECEMBER, 31, 1996
------------------------------------------------------------------------------------------------------
                                                                   Gross         Gross
                                                  Amortized      Unrealized    Unrealized        Fair
(000's)                                             Cost           Gains         Losses          Value
------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE
U.S. Treasury securities and obligations
of U.S. government corporations and               $ 29,386        $     1        $  174        $ 29,213
agencies

Foreign government bonds                            38,853            420            52          39,221

Corporate securities                               483,439          5,108         1,133         487,414

Mortgage-backed securities                              50           --            --                50

------------------------------------------------------------------------------------------------------
Total                                             $551,728        $ 5,529        $1,359        $555,898
------------------------------------------------------------------------------------------------------

                                DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------
                                                                   Gross         Gross
                                                  Amortized      Unrealized    Unrealized        Fair
(000's)                                             Cost           Gains         Losses          Value
------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE
U.S. Treasury securities and obligations
of U.S. government corporations and               $ 81,806        $ 1,287        $ --          $ 83,093
agencies

Foreign government bonds                            25,849          1,128          --            26,977

Corporate securities                               353,514         11,130           340         364,304

Mortgage-backed securities                          36,872          2,192             5          39,059

------------------------------------------------------------------------------------------------------
Total                                             $498,041        $15,737        $  345        $513,433
------------------------------------------------------------------------------------------------------

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

The amortized cost and estimated fair value of fixed maturities at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                DECEMBER 31, 1996
---------------------------------------------------------------------------
                                                                Estimated
                                                Amortized         Fair
(000's)                                           Cost            Value
---------------------------------------------------------------------------
AVAILABLE FOR SALE

Due in one year or less                         $ 43,723        $ 43,951

Due after one year through five years            444,883         448,048

Due after five years through ten years            57,989          58,586

Due after ten years                                5,083           5,263

Mortgage-backed securities                            50              50
---------------------------------------------------------------------------

Total                                           $551,728        $555,898
---------------------------------------------------------------------------

Proceeds from the sale of fixed maturities during 1996, 1995, and 1994 were $869.6 million, $535.3 million, and $672.8 million, respectively. Gross gains of $5.2 million, $6.8 million, and $3.3 million and gross losses of $4.0 million, $3.2 million, and $11.6 million were realized on those sales during 1996, 1995, and 1994, respectively.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994


3. NET INVESTMENT INCOME

                                                                         YEAR ENDED
                                                                         DECEMBER 31,
Net investment income consists of:                             1996         1995         1994
                                                             ----------------------------------
  Gross investment income                                                  (000'S)
       Fixed maturities                                      $ 36,193     $ 36,861     $ 36,565
       Policy loans                                             5,761        5,029        4,290
       Short term investments                                   2,504        2,290        2,364
       Other                                                       28           51           44
                                                             ----------------------------------
                                                               44,486       44,231       43,263
  Investment expenses                                            (702)        (701)        (906)
                                                             ----------------------------------
  Net investment income                                      $ 43,784     $ 43,530     $ 42,357
                                                             ==================================

4. INVESTMENT GAINS(LOSSES)

                                                                         YEAR ENDED
                                                                         DECEMBER 31,
                                                               1996         1995         1994
                                                             ----------------------------------
                                                                           (000'S)
Fixed maturities:
        Realized investment gains                            $  5,232     $  6,785     $  3,327
        Realized investment losses                             (4,011)      (3,193)     (11,637)
                                                             ----------------------------------

Realized investment gains(losses)                            $  1,221     $  3,592     ($ 8,310)
                                                             ==================================



                                                                         YEAR ENDED
                                                                         DECEMBER 31,
                                                               1996         1995           1994
                                                             ----------------------------------
                                                                           (000'S)
Net unrealized investment gains, beginning of period         $  6,588   $   --           $ --

Net unrealized investment gains(losses) on fixed maturities   (11,222)      32,875         --

Deferred income tax benefit(provision)                          4,040      (11,835)        --
Deferred policy acquisition costs (net of deferred income       2,626       (3,263)        --
taxes)
                                                             ----------------------------------
Net change in unrealized investment gains(losses)              (4,556)      17,777         --

Adoption of SFAS 115                                             --        (11,189)        --
                                                             ----------------------------------

Net unrealized investment gains, end of period               $  2,032     $  6,588       $ --
                                                             ==================================

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

5.  FAIR VALUE INFORMATION

The fair value amounts have been determined by the Company using available information and reasonable valuation methodologies. Considerable judgment is applied, as necessary, in interpreting data to develop the estimates of fair value. Accordingly, the estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values.

The following methods and assumptions were used in calculating the fair values.

Fixed Maturities - Fair values for fixed maturities are based on quoted market prices or estimates from independent pricing services.

Policy Loans - The estimated fair value is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment.

Policyholders' Account Balances - Fair values for policyholders' account balances are equal to the policy account values.

Short-term Investments - Fair values for short-term investments are based on quoted market prices or estimates from independent pricing services.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995:

                                             1996                            1995
                                CARRYING VALUE    FAIR VALUE    CARRYING VALUE    FAIR VALUE
                                --------------    ----------    --------------    ----------
                                                           (000'S)
Financial Assets:
   Fixed maturities -- Available
      for sale                     $555,898        $555,898        $513,433        $513,433
   Policy loans                     113,918         110,262          98,194          99,057
   Short-term investments            17,002          17,002          45,308          45,308

Financial Liabilities:
   Policyholders'
    account balances               $375,448        $375,448        $375,193        $375,193

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

6. INCOME TAXES

The Company is a member of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. The Internal Revenue Code limits the amount of nonlife insurance losses that may offset life insurance company taxable income. Companies operating outside the United States are taxed under applicable foreign statutes.

Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes.

The components of income taxes are as follows:

                                                           YEAR ENDED
                                                           DECEMBER 31,
                                                   1996       1995       1994
                                                 ------------------------------
                                                             (000'S)
Current income tax provision:
   Federal income tax                            $ 13,589   $ 13,868   $  9,431
   State and local income tax                        (907)     1,380      1,235
                                                 ------------------------------
   Total current income tax                        12,682     15,248     10,666
Deferred income tax provision (benefit):
   Federal income tax                               2,848       (239)    (1,150)
   State and local income tax                          81         (7)       (33)
                                                 ------------------------------
   Total deferred income tax                        2,929       (246)    (1,183)
                                                 ------------------------------
Total income tax provision                       $ 15,611   $ 15,002   $  9,483
                                                 ==============================

The income tax provision is different from the amount computed using the expected federal income tax rate of 35% for the following reasons:

                                                          YEAR ENDED
                                                          DECEMBER 31,
                                                1996         1995        1994
                                              ---------------------------------
                                                            (000'S)

Expected federal income tax expense           $ 16,589     $ 14,702     $ 8,919
State income taxes                                (826)       1,373       1,202
Other                                             (152)      (1,073)       (638)
                                              ---------------------------------
Total income tax provision                    $ 15,611     $ 15,002     $ 9,483
                                              =================================

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

The components of net deferred income taxes payable are as follows:

                                                                YEAR ENDED
                                                                DECEMBER 31,
                                                            1996          1995
                                                           -------       -------
DEFERRED INCOME TAX ASSETS                                        (000'S)
Insurance liabilities                                      $ 6,189       $ 6,966
Other                                                         --             276
                                                           -------       -------
Total deferred income tax assets                           $ 6,189       $ 7,242
                                                           -------       -------

DEFERRED INCOME TAX LIABILITIES
Deferred acquisition costs                                 $28,424       $25,322
Net investment gains                                         1,940         5,729
                                                           -------       -------
Total deferred income tax liabilities                       30,364        31,051
                                                           -------       -------
Deferred federal income tax payable                        $24,175       $23,809
                                                           =======       =======

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

7. STOCKHOLDER'S EQUITY RECONCILIATION

The reconciliation of statutory net income to GAAP net income, and statutory surplus to GAAP equity as of December 31, 1996, 1995, and 1994 are as follows:

                                                 1996        1995        1994
                                              ---------------------------------
                                                            (000'S)
Statutory net income                          $  24,774   $  25,567   $  16,309
     Deferred acquisition costs                   5,656      (2,589)     (4,727)
     Deferred premium                               221         (58)        241
     Insurance liabilities                        1,154       4,366       4,614
     Income taxes                                (2,883)        510       8,518
     Interest maintenance reserve                  (765)      1,285     (10,327)
     Separate accounts and other                  3,630      (2,080)      1,372
                                              ---------------------------------
GAAP net income                               $  31,787   $  27,001   $  16,000
                                              =================================

Statutory surplus                             $ 216,019   $ 191,607   $ 163,066
     Investment valuation                         4,170      15,392        --
     Deferred acquisition costs                 106,965      96,031     105,105
     Deferred premium                            (2,205)     (2,426)     (2,368)
     Insurance liabilities                      (21,501)    (25,062)    (23,882)
     Income taxes                               (21,829)    (21,510)    (13,015)
     Asset valuation reserve and interest
      maintenance reserve                        13,598      13,966       5,512
     Other                                           29          17           8
                                              ---------------------------------
GAAP stockholder's equity                     $ 295,246   $ 268,015   $ 234,426
                                              =================================

The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

                      NOTES TO THE FINANCIAL STATEMENTS OF
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        DECEMBER 31, 1996, 1995, AND 1994

8. RELATED PARTY TRANSACTIONS

A. SERVICE AGREEMENTS

The Company, Prudential, Pruco Life, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $12 million, $16 million, and $15 million for the years ended December 31, 1996, 1995, and 1994, respectively.

B. PENSION PLANS

The Company is an indirect wholly-owned subsidiary of Prudential which sponsors several defined benefit pension plans that cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. Prudential's funding policy is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

No pension expense for contributions to the plan was allocated to the Company in 1996, 1995, or 1994 because the plan was subject to the full funding limitation under the Internal Revenue Code.

C. POSTRETIREMENT LIFE AND HEALTH BENEFITS

Prudential also sponsors certain life insurance and health care benefits for its retired employees. Substantially all employees may become eligible to receive a benefit if they retire after age 55 with at least 10 years of service. Prudential elected to amortize its obligation over twenty years. A provision for contributions to the postretirement fund is included in the net cost of services allocated to the Company discussed above for the years ended December 31, 1996, 1995, and 1994.

D. REINSURANCE

The Company currently has one reinsurance agreement in place with Prudential (the reinsurer). This contract is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention of $2.5 million. The Company is not relieved of its primary obligation to the policyholder as a result of this reinsurance transaction. This agreement had no material effect on net income for the years ended December 31, 1996, 1995, and 1994.

9. CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

10. DIVIDENDS

The Company is subject to New Jersey law which limits the amount of dividends that insurance companies may pay to stockholders. The maximum dividend which may be paid in any twelve month period without prior approval of the New Jersey Commissioner of Insurance is limited to the greater of 10% of surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1996, the Company would be permitted a maximum of $25 million in dividend distributions in 1997, all of which could be paid in cash, without approval from The State of New Jersey Department of Insurance.

                        Report of Independent Accountants

To the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statement of financial position and the related statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey at December 31, 1996, and the results of its operations and its cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/

PRICE WATERHOUSE LLP
New York, New York
April 11, 1997

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
Pruco Life Insurance Company of New Jersey
Newark, New Jersey

We have audited the accompanying statement of financial position of Pruco Life Insurance Company of New Jersey as of December 31, 1995, and the related statements of operations, stockholder's equity and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements presents fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey as of December 31, 1995, and the results of operations and cash flows for the years ended December 31, 1995 and 1994 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the Company has retroactively adopted all applicable generally accepted accounting principles relating to stock life insurance subsidiaries of mutual life insurance companies and has changed, as of January 1, 1995, the method of accounting for fixed maturity investments.


/s/

Deloitte & Touche LLP
Parsippany, NJ
December 19, 1996

VARIABLE
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS





[GRAPHIC OMITTED]

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 437-4016, Extension 46

A Subsidiary of
The Prudential Insurance Company of America

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company of New Jersey represents that the fees and charges deducted under the Variable Appreciable Life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

Prudential Directors' and Officers' Liability and Corporation Reimbursement Insurance program, purchased by Prudential from Aetna Casualty & Surety Company, CNA Insurance Companies, Lloyds of London, Great American Insurance Company, Reliance Insurance Company, Corporate Officers & Directors Assurance Ltd., A.C.E. Insurance Company, Ltd., XL Insurance Company, Ltd., and Zurich-American Insurance Company, provides reimbursement for "Loss" (as defined in the policies) which the Company pays as indemnification to its directors or officers resulting from any claim for any actual or alleged act, error, misstatement, misleading statement, omission, or breach of duty by persons in the discharge of their duties in their capacities as directors or officers of Prudential, any of its subsidiaries, or certain investment companies affiliated with Prudential. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including adjudicated damages, settlements and reasonable and necessary legal fees and expenses incurred in defense of adjudicatory proceedings and appeals therefrom. Loss does not include punitive or exemplary damages or the multiplied portion of any multiplied damage award, criminal or civil fines or penalties imposed by law, taxes or wages, or matters which are uninsurable under the law pursuant to which the policies are construed.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) claims brought about or contributed to by the criminal, dishonest or fraudulent acts or omissions or the willful violation of any law by a director or officer, (2) claims based on or attributable to directors or officers gaining personal profit or advantage to which they were not legally entitled, and (3) claims arising from actual or alleged performance of, or failure to perform, services as, or in any capacity similar to, an investment adviser, investment banker, underwriter, broker or dealer, as those terms are defined in the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Advisers Act of 1940, the Investment Company Act of 1940, any rules or regulations thereunder, or any similar federal, state or local statute, rule or regulation.

The limit of coverage under the program for both individual and corporate reimbursement coverage is $150,000,000. The retention for corporate reimbursement coverage is $10,000,000 per loss.

The relevant provisions of New Jersey law permitting or requiring indemnification, New Jersey being the state of organization of Prudential and Pruco Life of New Jersey, can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's by-law 26, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 1.A.(6)(b) of Post-Effective Amendment No. 1 to Form S-6, Registration No. 33-61079, filed April 25, 1996, on behalf of The Prudential Variable Appreciable Account. The text of Pruco Life of New Jersey's by-laws, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1.A.(6)(b) to this Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 71 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1. Deloitte & Touche LLP, independent auditors.

     2. Price Waterhouse LLP, independent accountants.

     3. Clifford E. Kirsch, Esq.

     4. Pam A. Schiz, FSA, MAAA.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-B-2:

          A.   (1)   Resolution of Board of Directors of Pruco Life Insurance
                     Company of New Jersey establishing the Pruco Life of New
                     Jersey Variable Appreciable Account. (Note 1)

               (2)   Not Applicable.

               (3)   Distributing Contracts:

                     (a) Distribution Agreement between Pruco Securities
                         Corporation and Pruco Life Insurance Company of New Jersey. (Note 1)

                     (b) Proposed form of Agreement between Pruco Securities
                         Corporation and independent brokers with respect to the Sale of the Contracts. (Note 1)

                     (c) Schedules of Sales Commissions. (Note 1)

               (4)   Not Applicable.

               (5)   Variable Life Insurance Contracts.

                     (a) With fixed death benefit. (Note 1)

                     (b) With variable death benefit. (Note 1)

                     (c) Revised Contract with fixed death benefit. (Note 1)

                     (d) Revised Contract with variable death benefit. (Note 1)

               (6)   (a) Articles of Incorporation of Pruco Life Insurance
                         Company of New Jersey, as amended March 11, 1983. (Note
                         1)

                     (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended February 1, 1991. (Note 1)

               (7)   Not Applicable.

               (8)   Not Applicable.

               (9)   Not Applicable.

              (10)   (a) Application Form for Variable Appreciable Life
                         Insurance Contract. (Note 1)

                     (b) Supplement to the Application for Variable Appreciable
                         Life Insurance Contract. (Note 1)

                     (c) New Jersey Application Form for Variable Appreciable
                         Life Insurance Contract. (Note 2)

                     (d) New York Application Form for Variable Appreciable Life
                         Insurance Contract. (Note 1)

                     (e) Revised New York Application Form for Variable
                         Appreciable Life Insurance Contract. (Note 3)

              (11)   Form of Notice of Withdrawal Right. (Note 1)

              (12) Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b) (12)(ii) and method for computing cash adjustment upon exercise of right to exchange for fixed benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 7)


              (13)  Available Contract Riders.

                   (a)   Rider for Insured's Waiver of Premium Benefit. (Note 1)

                   (b)   Rider for Applicant's Waiver of Premium Benefit. (Note
                         1)

                   (c)   Rider for Insured's Accidental Death Benefit. (Note 1)

                   (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 1)

                   (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 1)

                   (f)   Rider for Interim Term Insurance Benefit. (Note 1)

                   (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 1)

                   (h) Rider for Decreasing Term Insurance on Life of Insured Spouse. (Note 1)

                   (i) Rider for Level Term Insurance on Dependent Children. (Note 1)

                   (j) Rider for Level Term Insurance on Dependent Children-from Term Conversions. (Note 1)

                   (k) Rider for Level Term Insurance on Dependent Children-from Term Conversions or Attained Age Change. (Note 1)

                   (l)   Rider for Coverage on Other Insured. (Note 1)

                   (m)   Rider defining Insured Spouse. (Note 1)

                   (n) Rider covering lack of Evidence of Insurability on a Child. (Note 3)

                   (o)   Rider modifying Waiver of Premium. (Note 3)

                   (p)   Rider to terminate a Supplementary Benefit. (Note 1)

                   (q) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 1)

                   (r)   Rider to provide for exclusion of Aviation Risk. (Note
                         1)

                   (s) Rider to provide for exclusion of Military Aviation Risk. (Note 1)

                   (t)   Rider to provide for exclusion of War Risk. (Note 1)

                   (u)   Endorsement for conversion of a Dependent Child. (Note
                         1)

                   (v) Endorsement for Contractual Conversion of a Term Policy. (Note 1)

                   (w) Endorsement for conversion of Level Term Insurance Benefit on a Child. (Note 3)

                   (x) Endorsement providing for Variable Loan Interest Rate. (Note 1)

                   (y)   Endorsement for Increase in Face Amount. (Note 1)

                   (z) Supplementary Monthly Renewable Non-Convertible One Month Term Insurance

                         (i) for use in New Jersey with fixed death benefit Contract. (Note 1)

                         (ii) for use in New Jersey with variable death benefit Contract. (Note 1)

                         (iii) for use in New York with fixed death benefit
                               Contract. (Note 1)

                         (iv) for use in New York with variable death benefit Contract. (Note 1)

                    (aa) Rider for Term Insurance Benefit on Life of
                         Insured-Decreasing Amount After Three Years. (Note 1)

                    (bb) New Jersey Rider for Term Insurance Benefit on Life of
                         Insured Spouse-Decreasing Amount After Three Years. (Note 1)

                    (cc) New York Rider for Term Insurance Benefit on Life of
                         Insured Spouse-Decreasing Amount After Three Years. (Note 1)

                    (dd) Endorsement for Contracts issued in connection with
                         tax-qualified pension plans. (Note 1 )

                    (ee) Appreciable Plus Rider

                         (i)  for use in New Jersey. (Note 1)

                         (ii) for use in New York. (Note 1)

                    (ff) Living Needs Benefit Rider for use in New Jersey.
                         (Note 4)

                    (gg) Living Needs Benefit Rider for use in New York.
                         (Note 5)

2.   See Exhibit 1.A.(5).

3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

4.   None.

5.   Not Applicable.

6. Opinion and Consent of Pam A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

7.   Powers of Attorney.

(a) William M. Bethke, Ira J. Kleinman, Mendel A. Melzer, Esther H. Milnes, I. Edward Price, William F. Yelverton (Note 6)

(b)  Linda S. Dougherty (Note 8)

27.  Financial Data Schedule (Note 1)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Pre-Effective Amendment No. 2 to this
         Registration Statement, filed October 25, 1984.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 1 to this
         Registration Statement, filed April 30, 1985.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 16 to this
         Registration Statement, filed April 26, 1990.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 20 to this
         Registration Statement filed April 28, 1993.

(Note 6) Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 25 to this
         Registration Statement filed April 25, 1996.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 9 to Form
         S-1, Registration No. 33- 20018, filed April 9, 1997 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day April, 1997.


(Seal)                    PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
                                               (Registrant)
                             By: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                (Depositor)


Attest: /s/ THOMAS C. CASTANO            By: /s/ ESTHER H. MILNES
        ----------------------------         ------------------------
        Thomas C. Castano                    Esther H. Milnes
        Assistant Secretary                  President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 26 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of April, 1997.



         SIGNATURE AND TITLE

/s/ *
----------------------------------------
Esther H. Milnes
President and Director


/s/ *
----------------------------------------
Linda S. Dougherty
Chief Accounting Officer and Comptroller


/s/ *
----------------------------------------
William M. Bethke
Director


/s/*                                           *By: /s/ THOMAS C. CASTANO
----------------------------------------            ----------------------
Ira J. Kleinman                                     Thomas C. Castano
Director                                            (Attorney-in-Fact)


/s/*
----------------------------------------
Mendel A. Melzer
Director


/s/ *
----------------------------------------
I. Edward Price
Director


/s/ *
----------------------------------------
William F. Yelverton
Director

                                  EXHIBIT INDEX

               Consent of Deloitte & Touche LLP, independent auditors.            Page II-8

               Consent of Price Waterhouse LLP, independent accountants.          Page II-9

   1.A.(1)     Resolution of Board of Directors of Pruco Life Insurance Company   Page II-10
               of New Jersey establishing the Pruco Life of New Jersey Variable
               Appreciable Account.

1.A.(3)(a)     Distribution Agreement between Pruco Securities Corporation and    Page II-13
               Pruco Life Insurance Company of New Jersey.
       (b)     Proposed form of Agreement between Pruco Securities Corporation    Page II-20
               and independent brokers with respect to the Sale of the
               Contracts.
       (c)     Schedules of Sales Commissions.                                    Page II-30

   1.A.(5)     Variable Life Insurance Contracts:
       (a)     With fixed death benefit.                                          Page II-33
       (b)     With variable death benefit.                                       Page II-57
       (c)     Revised Contract with fixed death benefit.                         Page II-81
       (d)     Revised Contract with variable death benefit.                      Page II-112

1.A.(6)(a)     Articles of Incorporation of Pruco Life Insurance Company of New   Page II-143
               Jersey, as amended March 11, 1983.
       (b)     By-laws of Pruco Life Insurance Company of New Jersey, as amended  Page II-156
               February 1, 1991.

1.A.(10)(a)    Application Form for Variable Appreciable Life Insurance           Page II-172
               Contract.
        (b)    Supplement to the Application for Variable Appreciable Life        Page II-179
               Insurance Contract.
        (d)    New York Application Form for Variable Appreciable Life Insurance  Page II-180
               Contract.

   1.A.(11)    Form of Notice of Withdrawal Right.                                Page II-187

1.A.(13)(a)    Rider for Insured's Waiver of Premium Benefit.                     Page II-189
        (b)    Rider for Applicant's Waiver of Premium Benefit.                   Page II-191
        (c)    Rider for Insured's Accidental Death Benefit.                      Page II-193
        (d)    Rider for Level Term Insurance Benefit on Life of Insured.         Page II-194
        (e)    Rider for Decreasing Term Insurance Benefit on Life of Insured.    Page II-196
        (f)    Rider for Interim Term Insurance Benefit.                          Page II-199
        (g)    Rider for Option to Purchase Additional Insurance on Life of       Page II-200
               Insured.
        (h)    Rider for Decreasing Term Insurance on Life of Insured Spouse.     Page II-203
        (i)    Rider for Level Term Insurance on Dependent Children.              Page II-207
        (j)    Rider for Level Term Insurance on Dependent Children-from Term     Page II-210
               Conversions.
        (k)    Rider for Level Term Insurance on Dependent Children-from Term     Page II-213
               Conversions or Attained Age Change.
        (l)    Rider for Coverage on Other Insured.                               Page II-216
        (m)    Rider defining Insured Spouse.                                     Page II-217
        (p)    Rider to terminate a Supplementary Benefit.                        Page II-218
        (q)    Rider providing for election of Variable Reduced Paid-up           Page II-219
               Insurance.


                                      II-6



        (r)    Rider to provide for exclusion of Aviation Risk.                   Page II-220
        (s)    Rider to provide for exclusion of Military Aviation Risk.          Page II-221
        (t)    Rider to provide for exclusion of War Risk.                        Page II-222
        (u)    Endorsement for conversion of a Dependent Child.                   Page II-223
        (v)    Endorsement for Contractual Conversion of a Term Policy.           Page II-224
        (x)    Endorsement providing for Variable Loan Interest Rate.             Page II-225
        (y)    Endorsement for Increase in Face Amount.                           Page II-226
        (z)    Supplementary Monthly Renewable Non-Convertible One Month Term
               Insurance:
        (i)    for use in New Jersey with fixed death benefit Contract.           Page II-231
       (ii)    for use in New Jersey with variable death benefit Contract.        Page II-238
      (iii)    for use in New York with fixed death benefit Contract.             Page II-245
       (iv)    for use in New York with variable death benefit Contract.          Page II-251
       (aa)    Rider for Term Insurance Benefit on Life of Insured-Decreasing     Page II-257
               Amount After Three Years.
       (bb)    New Jersey Rider for Term Insurance Benefit on Life of Insured     Page II-262
               Spouse-Decreasing Amount After Three Years.
       (cc)    New York Rider for Term Insurance Benefit on Life of Insured       Page II-268
               Spouse-Decreasing Amount After Three Years.
       (dd)    Endorsement for Contracts issued in connection with tax-qualified  Page II-274 pension plans.
       (ee)    Appreciable Plus Rider:
        (i)    for use in New Jersey.                                             Page II-275
       (ii)    for use in New York.                                               Page II-278

         3.    Opinion and Consent of Clifford E. Kirsch, Esq., as to the         Page II-280
               legality of the securities being registered.

         6.    Opinion and Consent of Pam Schiz, FSA, MAAA, as to actuarial       Page II-281
               matters pertaining to the securities being registered.

        27.    Financial Data Schedule.                                           Page II-282


                                      II-7